[LOGO OF SMITH BARNEY]

                                 SMITH BARNEY
                                    CONTRARIAN
                                         Fund

                                                         CLASSIC INVESTOR SERIES

                                                         ANNUAL REPORT

                                                         DECEMBER 31, 1999

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney
Contrarian Fund

The Smith Barney Contrarain Fund ("Fund") Seeks long-term growth of capital through a "contrarian" approach to stock selection, which means that the Fund, which invests primarily in common stocks and other equity securities, seeks stocks of companies that are currently out of favor, price depressed or undervalued.

Smith Barney Contrarian Fund
Average Annual Total Returns Ended
December 31, 1999


                                               Without Sales Charges(1)
                                        ----------------------------------------
                                        Class A         Class B         Class L
================================================================================
One-Year                                (5.27)%         (5.99)%         (5.82)%
--------------------------------------------------------------------------------
Since Inception++                        5.22            4.44            4.47
================================================================================

                                               With Sales Charges(2)
                                        ----------------------------------------
                                        Class A         Class B         Class L
================================================================================
One-Year                                (10.02)%        (10.14)%        (7.62)%
--------------------------------------------------------------------------------
Since Inception++                         4.04            4.26           4.24
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges, with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
++   The inception date for Class A, B and L shares is June 30, 1995.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------
On Friday, January 7, 2000, the Board of Directors of the Smith Barney Investment Funds Inc. ("Board"), on behalf of the Smith Barney Contrarian Fund upon the recommendation of Management, approved a proposed reorganization in which the Smith Barney Fundamental Value Fund ("Fundamental Value Fund") would acquire the assets of the Smith Barney Contrarian Fund in exchange for shares of the Fundamental Value Fund. In addition to approving the proposed reorganization, effective Friday, January 7, 2000, Management, with the Board's concurrence, appointed John Goode as the Smith Barney Contrarian Fund's portfolio manager. John has more than 30 years of investment experience.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------
                     Class A                        SBMGX
                     Class B                        SBMBX
                     Class L                        SBMCX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------
Shareholder Letter ............................................................1

A Message From Smith Barney Contrarian
 Fund's New Portfolio Manager .................................................3

Historical Performance ........................................................5

Smith Barney Contrarian Fund at a Glance ......................................7

Schedule of Investments .......................................................8

Statement of Assets and Liabilities ..........................................12

Statement of Operations ......................................................13

Statements of Changes in Net Assets ..........................................14

Notes to Financial Statements ................................................15

Financial Highlights .........................................................20

Tax Information ..............................................................23

Independent Auditors' Report .................................................24

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]

HEATH B. MCLENDON

Chairman

Dear Shareholder:

I am pleased to provide the annual report for the Smith Barney Contrarian Fund for the year ended December 31, 1999. For your convenience, I have outlined the investment philosophy of the Smith Barney Contrarian Fund and its current portfolio strategy. Any discussion of the Smith Barney Contrarian Fund's holdings is as of December 31, 1999. Please refer to pages eight through eleven for a listing of portfolio holdings. A detailed summary of performance for the Smith Barney Contrarian Fund can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Special Shareholder Notice

On Friday, January 7, 2000, the Board of Directors of the Smith Barney Investment Funds Inc. ("Board"), on behalf of the Smith Barney Contrarian Fund upon the recommendation of Management, approved a proposed reorganization in which the Smith Barney Fundamental Value Fund ("Fundamental Value Fund") would acquire the assets of the Smith Barney Contrarian Fund in exchange for shares of the Fundamental Value Fund.

In addition to approving the proposed reorganization, effective Friday, January 7, 2000, Management, with the Board's concurrence, appointed John Goode as the Smith Barney Contrarian Fund's portfolio manager. John has more than 30 years of investment experience and has been managing the Fundamental Value Fund since 1990. Please note that a message from manager John Goode appears on page three.

The proposed reorganization, which is subject to shareholder approval, will enable you to maintain an investment in a fund that has a similar primary investment objective. John Goode was appointed the new portfolio manager of the Smith Barney Contrarian Fund due to his expertise in managing funds with similar investment objectives.

Under the terms of this proposal, you would receive shares of the Fundamental Value Fund that are of equal value to your investment in the Smith Barney Contrarian Fund. No sales charges will be imposed in the transaction, and it is anticipated that no gain or loss for Federal income tax purposes would be recognized by shareholders as a result of the reorganization. If the reorganization is approved, you will maintain all the rights and privileges currently available to all shareholders within the Smith Barney Family of Funds.

This proposed reorganization is subject to the fulfillment of certain conditions, including approval of the reorganization by the shareholders of the Smith Barney Contrarian Fund. Proxy materials describing the proposed reorganization are expected to be mailed to Smith Barney Contrarian Fund shareholders in April 2000 in anticipation of a meeting of the shareholders, which is expected to be held on Friday, May 26, 2000.

I ask that when you receive the proxy statement you review it carefully. Upon receiving the proxy statement, if you do not plan to attend the shareholder meeting, I ask that you complete, sign, date and return the proxy/voting card as soon as possible. Thank you in advance for your attention and vote.

Performance and Market Update*

For the year ended December 31, 1999, the Class A shares of the Smith Barney Contrarian Fund ("Fund") returned a disappointing negative return of 5.27%, excluding the effects of sales charges. The Fund greatly lagged the 20.90% return for the Russell 3000 Index. (The Russell 3000 Index measures the return for approximately 98% of all U.S. stocks and serves as a long-term benchmark for the Fund.)

----------
*    Please note that past performance is not indicative of future results.

--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                   1

Yet I think that it is important to note that the Russell 3000 is a capitalization weighted index (i.e., larger companies are given more weight in the index) and does not show the fact that only a relatively small number of stocks performed exceptionally well this past year and drove the major averages.

In fact, 62% of the stocks traded on the New York Stock Exchange declined during 1999, with the median stock down over 5%. Technology stocks, comprising nearly 20% of the Russell 3000 Index, appreciated about 75% during the year and the technology sector was the primary driver for the Index.

Investors, excited about the tremendous growth potential of wireless communications and the Internet, have been buying stocks of technology companies that are expected to benefit from this growth. Recent data suggests the majority of mutual fund investor's purchases have been focused on aggressive growth and technology oriented funds.

Not surprisingly, the Russell Mid-Cap Growth Index** total return of 28.7% was much better than the comparable mid-sized value index return of 2.2%. The narrow leadership of technology stocks, as well as investors overall preference for growth stocks rather than value stocks, was a disadvantage for the Fund from a relative performance perspective.

Investment Strategy

The manager's investment strategy in the Fund remained unchanged during the period. The manager continued to focus on identifying stocks that were out of favor yet possessed what he believed to be attractive long-term values. Stocks were bought by the Fund only after extensive fundamental analysis of the company showed acceptable growth prospects and an attractive valuation. Stocks were generally sold when an established price target was achieved, or when the manager thought a better investment opportunity existed. Risk management strategies in the Fund included having exposure to most economic sectors and limiting initial investment positions to 1.5% of the portfolio.

Portfolio Update

During the past year, the capital goods and consumer staples sector weightings were reduced while the consumer cyclical sector was raised by an offsetting amount. This was consistent with the manager's positive view about the future of consumer spending. Many people remained employed and were confident in large part due to the tremendous wealth created in the financial markets over the last few years.

The Fund's 1999 capitalization mix (i.e., 36% large-cap, 49% mid-cap and 15% small-cap) did not change significantly from last year. The Fund's mix was consistent with its contrarian investment style as smaller-sized companies have been viewed less favorably by investors. However, this mix is dramatically different from the Fund's assigned benchmark and may result in relative performance deviations during each reporting period. Also, the smaller sized companies held by the Fund may be more volatile than mid- and large-cap companies.

As previously noted, I have included a message after this letter from John Goode, the Fund's new portfolio manager, where he outlines some of the changes that he plans to make to the portfolio. It begins on page three.

Thank you for investing in the Smith Barney Contrarian Fund. I look forward to your continued confidence in our investment management approach.

Sincerely,

/s/ Heath B. McClendon

Heath B. McClendon
Chairman

January 10, 2000

------------
** The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index companies are the 800 smallest companies in the Russell 1000 Index, representing approximately 26% of the total market capitalization of the Russell 1000 Index.

--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
A Message from the Smith Barney Contrarian Fund's New Portfolio Manager John G. Goode
--------------------------------------------------------------------------------

[PHOTO]

JOHN G. GOODE
Vice President and Investment Officer

On Friday, January 7, 2000, my investment team was appointed to take over the responsibility of managing the Smith Barney Contrarian Fund ("Fund"). Within a reasonable period of time, we plan on changing the Fund's portfolio in three specific areas. First, the present sector weightings of the Fund, in our opinion, need to be narrowed. Second, the Fund has nearly 100 issues and we plan on reducing the number of names in the Fund's portfolio. Third, we intend to change the Fund's stock-selection process.

Although stocks selling near their 52-week lows do, in fact, produce some very interesting investment opportunities, inexpensiveness in and of itself is only one part of the equation. For example, in recent months, we have believed that drug distribution companies represent fertile grounds for investing. It is true that these stocks are near their 12-month lows but there is another factor which has caused us to build positions in several of these companies. The presidential debates, especially on the Democratic side, have discussed the need for broader health coverage, including the availability of prescription drugs. Broader coverage and increased reliance on generic products are pluses for drug distribution companies because both volume and margins could be positively affected. Drug distribution companies make far more money distributing generic products than patented pharmaceuticals. It is also clear that generic drug companies may do well in the next few years.

The above industry opportunity illustrates an important point. We try to combine attractive prices with a theme or trend likely to increase investor interest in the period ahead as a primary consideration in our stock-selection process. And while we monitor insider activity and other factors that may also highlight values, in the final analysis, one needs the market to look more favorably on a company's future business prospects if an investment is to succeed. Oftentimes a company that benefits from a theme or trend develops a "wind at its back" in terms of greater investor interest and improved prospects for its share price.

We would make one additional point with regard to our stock-selection process that we intend to implement in the Fund. We think for a small- or mid-cap stock to make the cut, it must have much better upside potential than the "average" large-cap stock. This takes into account liquidity issues and the fact that there has generally been less interest in smaller-sized companies in recent years. And while no guarantees can be made, we believe this trend will change and the stock market's performance may include more of these stocks. Nevertheless, the concept of "risk-adjusted returns" means that small- and mid-cap stocks need to have materially greater upside potential to justify inclusion in our portfolios. Although we will own small- and mid-cap stocks in the Fund's portfolio, the combination of somewhat fewer issues and our selection process means that the average company size in the Fund probably will increase.

While we are discussing our new portfolio strategy, let me cover another possible future scenario that illustrates another characteristic of my team's investment approach. We seek to develop strategies that might be necessary, at some future date, should market conditions warrant. These "inventories" are thoroughly researched and ready to be implemented if market conditions develop as we expect. For example, it seems likely to us that interest rates may continue to rise early in 2000.

Business conditions in the U.S. are strong, labor markets are tight, speculation is rampant in the stock

--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                   3
market that is spilling over into the real economy, and the global economy appears to be recovering. Our guess is that long-term interest rates should peak at 7% to 7 1/2%. If that occurs, it is clear that certain sectors of the market may do very well, subsequent to a peaking in interest rates.

We have identified those companies and industry sectors that have outperformed the Standard and Poor's 500 Index ("S&P 500")+ by a substantial margin in previous periods when interest rates reached an intermediate term peak. If interest rates perform as we expect in the first quarter, our sector weightings and stock selection very likely will reflect those opportunities that may be at hand at that time.

Although the current "rulebook" seems to have a few new chapters, the broad sweep of investment history does not change. We believe the stock market should soon be moving toward value and away from growth. Small- and mid-cap stocks should emerge whether or not the behemoths of the mutual fund industry have any interest. This is because mergers and acquisition activity may be very substantial in this area of the market and share buy-backs should provide competitive returns for capital so employed. Leveraged buyouts could occur rather frequently for small- and mid-cap companies.

In our view, pariah sectors of the stock market will cease to be investment wallflowers. Growth still should have an important place in portfolios. We suggest that this may be an opportune time for investors to fine tune their asset allocation and begin tilting in favor of our investment style. The market indexes all seem to say the same thing, namely that common stocks are high priced historically. However, market breadth peaked about 20 months ago and many stocks have been in their own private bear markets in recent years.

It has been ten years since we have seen so many attractively priced stocks.

And while no guarantees can be made, we believe our management style has a good chance of producing solid returns in the next few years while helping to minimize risks. There are many money managers and investors who have abandoned risk management but that could prove to be a dangerous omission in the coming days.

Sincerely,

/s/ John G. Goode

John Goode
Vice President and
Investment Officer

January 10, 2000

-------------
+ The Standard & Poor's 500 Index is a market capitalization-weighted measure of 500 widely held common stocks.

--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                                Net Asset Value
                                              ---------------------
                                              Beginning       End     Income    Capital Gain     Total
Year Ended                                     of Year      of Year  Dividends  Distributions  Returns(1)
=========================================================================================================
12/31/99                                       $13.62       $11.33     $0.11       $1.52        (5.27)%
---------------------------------------------------------------------------------------------------------
12/31/98                                        14.21        13.62      0.00        0.44        (1.12)
---------------------------------------------------------------------------------------------------------
12/31/97                                        13.42        14.21      0.02        1.04        13.70
---------------------------------------------------------------------------------------------------------
12/31/96                                        12.03        13.42      0.09        0.46        16.33
---------------------------------------------------------------------------------------------------------
Inception* -- 12/31/95                          12.00        12.03      0.15        0.00         1.53+
=========================================================================================================
  Total                                                                $0.37       $3.46
=========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                                Net Asset Value
                                              ---------------------
                                              Beginning       End     Income    Capital Gain     Total
Year Ended                                     of Year      of Year  Dividends  Distributions  Returns(1)
=========================================================================================================
12/31/99                                       $13.42       $11.13     $0.03       $1.52        (5.99)%
---------------------------------------------------------------------------------------------------------
12/31/98                                        14.11        13.42      0.00        0.44        (1.84)
---------------------------------------------------------------------------------------------------------
12/31/97                                        13.41        14.11      0.00        1.04        12.84
---------------------------------------------------------------------------------------------------------
12/31/96                                        12.02        13.41      0.00        0.46        15.55
---------------------------------------------------------------------------------------------------------
Inception* -- 12/31/95                          12.00        12.02      0.11        0.00         1.16+
=========================================================================================================
  Total                                                                $0.14       $3.46
=========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                                 Net Asset Value
                                              ---------------------
                                              Beginning       End     Income    Capital Gain     Total
Year Ended                                     of Year      of Year  Dividends  Distributions  Returns(1)
=========================================================================================================
12/31/99                                       $13.42       $11.15     $0.03       $1.52        (5.82)%
---------------------------------------------------------------------------------------------------------
12/31/98                                        14.12        13.42      0.00        0.44        (1.91)
---------------------------------------------------------------------------------------------------------
12/31/97                                        13.41        14.12      0.00        1.04        12.91
---------------------------------------------------------------------------------------------------------
12/31/96                                        12.03        13.41      0.00        0.46        15.45
---------------------------------------------------------------------------------------------------------
Inception* -- 12/31/95                          12.00        12.03      0.11        0.00         1.16+
=========================================================================================================
  Total                                                                $0.14       $3.46
=========================================================================================================

--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                   5

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                                 Net Asset Value
                                              ---------------------
                                              Beginning       End     Income    Capital Gain     Total
Year Ended                                     of Year      of Year  Dividends  Distributions  Returns(1)
=========================================================================================================
12/31/99                                       $13.70       $11.41     $0.15       $1.52        (4.89)%
---------------------------------------------------------------------------------------------------------
12/31/98                                        14.24        13.70      0.00        0.44        (0.76)
---------------------------------------------------------------------------------------------------------
12/31/97                                        13.43        14.24      0.08        1.04        14.23
---------------------------------------------------------------------------------------------------------
Inception* -- 12/31/96                          12.21        13.43      0.13        0.46        14.97+
=========================================================================================================
  Total                                                                $0.36       $3.46
=========================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                    Without Sales Charge (1)
                                              ----------------------------------
                                              Class A  Class B  Class L  Class Y
================================================================================
Year Ended 12/31/99                           (5.27)%  (5.99)%  (5.82)%  (4.89)%
--------------------------------------------------------------------------------
Inception* through 12/31/99                    5.22     4.44     4.47     5.63
================================================================================

                                                      With Sales Charge (2)
                                              ----------------------------------
                                              Class A  Class B  Class L  Class Y
================================================================================
Year Ended 12/31/99                           (10.02)% (10.14)% (7.62)%  (4.89)%
--------------------------------------------------------------------------------
Inception* through 12/31/99                     4.04     4.26    4.24     5.63
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                     Without Sales Charge(1)
================================================================================
Class A (Inception* through 12/31/99)                       25.81%
--------------------------------------------------------------------------------
Class B (Inception* through 12/31/99)                       21.62
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/99)                       21.82
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/99)                       23.97
================================================================================
(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception date for Class A, B and L shares is June 30, 1995. The inception date for Class Y shares is January 31, 1996.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Contrarian Fund at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class A, B and L Shares of the
Smith Barney Contrarian Fund vs. the Standard & Poor's 500 Index and the Russell 3000 Index+
--------------------------------------------------------------------------------
                                    [CHART]

Date          Class A    Class B    Class L    3000 Index    500 Index
----          -------    -------    -------    ----------    ---------
June 1995      9,501     10,000     10,000       10,000        10,000
Dec 1995       9,647      9,608      9,917       11,470        11,443
June 1996     10,505     10,574     10,865       12,601        12,598
Dec 1996      11,222     11,279     11,563       13,972        14,069
June 1997     12,343     12,394     12,676       16,455        16,967
Dec 1997      12,760     12,879     13,057       18,413        18,762
June 1998     13,189     13,369     13,434       21,195        22,087
Dec 1998      12,618     12,737     12,808       22,859        24,128
June 1999     14,168     14,361     14,326       25,456        27,115
Dec 1999      11,953     12,069     12,062       27,635        29,203

+ The above chart represents a hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on June 30, 1995, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares at the time of investment and reinvestment of dividends and capital gains, if any, through December 31, 1999. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The Russell 3000 Index is composed of the 3,000 largest U.S. securities, as determined by total market capitalization. This portfolio of securities represents approximately 98% of the investable U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other class may be greater or less than the Class A, B and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

++ It is the opinion of management that the Russell 3000 Index is a more appropriate broad-based benchmark for the market in which the Fund invests than the Standard & Poor's 500 Index. In future reporting, the Russell 3000 Index will be used as a basis of comparison of total return performance rather than the Standard & Poor's 500 Index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and the redemption value may be more or less than the original cost. No adjustment has been made for shareholders tax liability on dividends or capital gains.

Industry Diversification of Common Stock*
--------------------------------------------------------------------------------

[CHART]

 9.7%  Retail
 8.1%  Financial Services
 7.4%  Real Estate
 6.4%  Computer Software
 5.4%  Food and Beverages
 5.4%  Insurance
 5.4%  Medical
 4.6%  Electronics
 4.6%  Healthcare
 4.5%  Manufacturing
38.5%  Other

*    As a percentage of total common stock.

Investment Breakdown**
--------------------------------------------------------------------------------

[CHART]

 2.0%   Cash Equivalent
98.0%   Common Stock

**   As a percentage of total Investments.

--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                   7

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1999
--------------------------------------------------------------------------------

SHARES                                 SECURITY                         VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.0%
Advertising -- 2.9%
  265,000   Snyder Communications Inc.(a)(b)                       $   5,101,250
  341,666   Ventiv Health, Inc.(a)(b)                                  3,139,059
--------------------------------------------------------------------------------
                                                                       8,240,309
--------------------------------------------------------------------------------
Aerospace and Defense -- 3.3%
  150,000   B.F. Goodrich Co.(a)                                       4,125,000
   64,000   Litton Industries, Inc.(b)                                 3,192,000
   75,000   Raytheon Co., Class B Shares(a)                            1,992,188
--------------------------------------------------------------------------------
                                                                       9,309,188
--------------------------------------------------------------------------------
Agricultural Biotechnology -- 0.3%
   25,000   Monsanto Co.                                                 890,625
--------------------------------------------------------------------------------
Airlines -- 0.3%
   25,000   Alaska Air Group, Inc.(b)                                    878,125
--------------------------------------------------------------------------------
Building Products -- 0.0%
        1   Huttig Building Products, Inc.(b)                                  5
--------------------------------------------------------------------------------
Broadcast Services -- 1.3%
  150,000   Fox Entertainment Group, Inc., Class A Shares(b)           3,740,625
--------------------------------------------------------------------------------
Cable TV -- 1.8%
   65,000   MediaOne Group, Inc.(b)                                    4,992,813
--------------------------------------------------------------------------------
Computer Services -- 2.2%
   15,000   Affiliated Computer Services, Inc., Class A Shares(a)(b)     690,000
  240,000   SunGard Data Systems, Inc.(b)                              5,700,000
--------------------------------------------------------------------------------
                                                                       6,390,000
--------------------------------------------------------------------------------
Computer Software -- 6.3%
  375,000   IMRGlobal Corp.(b)                                         4,710,938
   75,000   J.D. Edwards & Co.(a)(b)                                   2,240,625
  175,000   Transaction Systems Architects, Inc., Class A
            Shares(a)(b)                                               4,900,000
  125,000   Visio Corp.(b)                                             5,937,500
--------------------------------------------------------------------------------
                                                                      17,789,063
--------------------------------------------------------------------------------
Consumer Products -- 1.7%
   10,000   Hewlett-Packard Co.                                        1,139,375
  125,000   Mattel Inc.                                                1,640,625
  190,000   Nabisco Group Holdings                                     2,018,750
--------------------------------------------------------------------------------
                                                                       4,798,750
--------------------------------------------------------------------------------
Consumer Services -- 1.4%
   55,000   ABM Industries, Inc.                                       1,120,625
  145,000   Central Parking Corp.(a)                                   2,773,125
--------------------------------------------------------------------------------
                                                                       3,893,750
--------------------------------------------------------------------------------
Cosmetics -- 1.5%
   65,000   Kimberly-Clark Corp.                                       4,241,250
--------------------------------------------------------------------------------
Electronics -- 4.5%
  230,000   Actel Corp.(b)                                             5,520,000
  105,000   CMS Energy Corp.                                           3,274,688

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

SHARES                                 SECURITY                         VALUE
--------------------------------------------------------------------------------
Electronics -- 4.5% (continued)
  115,000   Sterling Commerce, Inc.(b)                             $   3,917,188
--------------------------------------------------------------------------------
                                                                      12,711,876
--------------------------------------------------------------------------------
Energy -- 1.5%
  125,000   Unocal Corp.(a)                                            4,195,313
--------------------------------------------------------------------------------
Energy Holding -- 0.3%
   15,000   Shell Transport & Trading Co. -- ADR                         738,750
--------------------------------------------------------------------------------
Equipment Rental -- 1.4%
  240,000   United Rentals, Inc.(a)(b)                                 4,110,000
--------------------------------------------------------------------------------
Financial Services -- 7.9%
   50,000   Associates First Capital, Inc.                             1,371,875
  100,000   Bank America Corp.                                         5,018,750
   50,000   Bank One Corp.                                             1,603,125
   25,000   The Chase Manhattan Corp.                                  1,942,188
   35,000   First Union Corp.                                          1,148,438
   35,000   Freddie Mac                                                1,647,188
   45,000   Golden State Bancorp, Inc.(b)                                776,250
  225,000   Washington Federal, Inc.                                   4,443,750
  175,000   Washington Mutual, Inc.(a)                                 4,550,000
--------------------------------------------------------------------------------
                                                                      22,501,564
--------------------------------------------------------------------------------
Foods and Beverages -- 5.3%
  130,000   Albertson's Inc.                                           4,192,500
  240,000   ConAgra Inc.(a)                                            5,415,000
  175,000   Interstate Bakeries Corp.(a)                               3,171,875
  100,000   Sara Lee Corp.                                             2,206,250
--------------------------------------------------------------------------------
                                                                      14,985,625
--------------------------------------------------------------------------------
Healthcare -- 4.5%
  100,000   Mallinckrodt Inc.                                          3,181,250
  220,000   Mylan Laboratories                                         5,541,250
   75,000   PacifiCare Health Systems, Inc.(a)(b)                      3,975,000
--------------------------------------------------------------------------------
                                                                      12,697,500
--------------------------------------------------------------------------------
Home Furnishings -- 0.7%
   70,000   Newell Rubbermaid, Inc.(a)                                 2,030,000
--------------------------------------------------------------------------------
Insurance -- 5.3%
  225,000   Ace, Ltd.                                                  3,754,688
   50,000   Aetna, Inc.                                                2,790,625
  125,000   Conseco, Inc.                                              2,234,375
  120,000   Radian Group, Inc.                                         5,730,000
   20,000   UNumProvident Corp.                                          641,250
--------------------------------------------------------------------------------
                                                                      15,150,938
--------------------------------------------------------------------------------
Machinery --- Diversified -- 2.7%
   73,750   Honeywell Inc.(a)                                          4,254,453
   60,000   Ingersoll-Rand Co.(a)                                      3,303,750
--------------------------------------------------------------------------------
                                                                       7,558,203
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                   9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

SHARES                                 SECURITY                         VALUE
--------------------------------------------------------------------------------
Manufacturing -- 4.4%
  105,000   Crane Co.                                              $   2,086,875
   40,000   Pentair, Inc.                                              1,540,000
  140,000   Scherwin-Williams Co.                                      2,940,000
  150,000   Tyco International Ltd.                                    5,831,250
--------------------------------------------------------------------------------
                                                                      12,398,125
--------------------------------------------------------------------------------
Medical -- 5.3%
   45,000   Abbott Laboratories(a)                                     1,634,063
   35,000   American Home Products, Inc.                               1,380,313
   40,000   Cardinal Health, Inc.                                      1,915,000
   70,000   Genzyme Corp.(a)(b)                                        3,150,000
   40,000   Pharmacia & Upjohn, Inc.                                   1,800,000
  145,000   Watson Pharmaceuticals, Inc.(a)(b)                         5,192,813
--------------------------------------------------------------------------------
                                                                      15,072,189
--------------------------------------------------------------------------------
Office Automation -- 1.0%
   60,000   Pitney Bowes, Inc.                                         2,898,750
--------------------------------------------------------------------------------
Oil Field Services -- 1.1%
   90,000   Baker Hughes, Inc.                                         1,895,625
   45,000   Conoco, Inc. Class B Shares                                1,119,375
--------------------------------------------------------------------------------
                                                                       3,015,000
--------------------------------------------------------------------------------
Photo Equipment and Supplies -- 0.9%
   40,000   Eastman Kodak Co.                                          2,650,000
--------------------------------------------------------------------------------
Pipelines -- 2.0%
  145,000   El Paso Energy Corp.(a)                                    5,627,813
--------------------------------------------------------------------------------
Publishing and Printing -- 3.9%
  122,000  Houghton Mifflin Co.                                        5,146,875
   95,000  Scholastic Corp.(b)                                         5,907,813
--------------------------------------------------------------------------------
                                                                      11,054,688
--------------------------------------------------------------------------------
Real Estate -- 7.2%
  190,000   Camden Property Trust                                      5,201,250
  155,000   Equity Office Properties Trust                             3,816,875
  290,000   FelCor Lodging Trust Inc.(a)                               5,075,000
  515,000   IndyMac Mortgage Holdings, Inc.                            6,566,250
--------------------------------------------------------------------------------
                                                                      20,659,375
--------------------------------------------------------------------------------
Retail -- 9.4%
  125,000   Abercrombie & Fitch Co.(b)                                 3,335,938
   75,000   CVS Corp.(a)                                               2,995,313
   40,000   Kroger Co.                                                   755,000
   80,000   Nordstrom, Inc.                                            2,095,000
  325,000   Office Depot, Inc.(a)(b)                                   3,554,688
  425,000   OfficeMax Inc.(b)                                          2,337,500
  600,000   Pier 1 Imports, Inc.                                       3,825,000
  100,000   Safeway, Inc.(a)(b)                                        3,556,250
  300,000   Saks, Inc.(b)                                              4,668,750
      500   U.S. FoodService(b)                                            8,375
--------------------------------------------------------------------------------
                                                                      27,131,814
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

SHARES                                 SECURITY                         VALUE
--------------------------------------------------------------------------------
Security Services -- 2.1%
  270,000   Pittston Brink's Group                                 $   5,940,000
--------------------------------------------------------------------------------
Semiconductors -- 0.2%
    5,560   Agilent Technologies, Inc.(a)(b)                             429,858
--------------------------------------------------------------------------------
Tobacco -- 1.2%
  150,000   Philip Morris Cos., Inc.                                   3,478,125
--------------------------------------------------------------------------------
Waste Management -- 2.2%
  140,800   Allied Waste Industries, Inc.(b)                           1,240,800
  355,000   Republic Services, Inc.(b)                                 5,103,115
--------------------------------------------------------------------------------
                                                                       6,343,915
--------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $274,777,076)                                   278,543,924
================================================================================

 FACE
AMOUNT                                 SECURITY                         VALUE
================================================================================
REPURCHASE AGREEMENT -- 2.0%
$5,614,000  Morgan Stanley Dean Witter & Co., 2.500% due 1/3/00;
            Proceeds at maturity -- $5,615,170; (Fully
            collateralized by U.S. Treasury Bonds, 6.000% to
            7.250% due 2/15/26 to 8/15/22; Market value --
            $5,780,123)
            (Cost -- $5,614,000)                                       5,614,000
================================================================================
            TOTAL INVESTMENTS -- 100%
            (Cost -- $280,391,076*)                                $ 284,157,924
================================================================================
(a)  All or a portion of this security is on loan (See Note 6).
(b)  Non-income producing security.
*    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  11

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $280,391,076)                     $284,157,924
   Cash                                                                      877
   Collateral for securities on loan (Note 6)                         67,003,802
   Receivable for Fund shares sold                                        14,065
   Receivable for securities sold                                      1,412,041
   Dividends and interest receivable                                     620,615
--------------------------------------------------------------------------------
   Total Assets                                                      353,209,324
--------------------------------------------------------------------------------

LIABILITIES:
   Payable for securities on loan (Note 6)                            67,003,802
   Payable for Fund shares purchased                                   1,145,128
   Management fees payable                                               224,982
   Shareholder and system servicing fees payable                          39,057
   Distribution fees payable                                              26,507
   Payable for securities purchased                                        8,090
   Accrued expenses                                                       53,544
--------------------------------------------------------------------------------
   Total Liabilities                                                  68,501,110
--------------------------------------------------------------------------------
Total Net Assets                                                    $284,708,214
--------------------------------------------------------------------------------

NET ASSETS:
   Par value of capital shares                                      $     25,277
   Capital paid in excess of par value                               262,999,911
   Undistributed net investment income                                   223,189
   Accumulated net realized gain from security transactions           17,692,989
   Net unrealized appreciation of investments                          3,766,848
--------------------------------------------------------------------------------
Total Net Assets                                                    $284,708,214
--------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                             4,604,992
   -----------------------------------------------------------------------------
   Class B                                                            10,965,476
   -----------------------------------------------------------------------------
   Class L                                                             1,276,022
   -----------------------------------------------------------------------------
   Class Y                                                             8,430,342
   -----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                         $11.33
   -----------------------------------------------------------------------------
   Class B *                                                              $11.13
   -----------------------------------------------------------------------------
   Class L **                                                             $11.15
   -----------------------------------------------------------------------------
   Class Y (and redemption price)                                         $11.41
   -----------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)      $11.93
   -----------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)      $11.26
   -----------------------------------------------------------------------------
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                        $  8,465,172
   Interest                                                              442,978
--------------------------------------------------------------------------------
   Total Investment Income                                             8,908,150
--------------------------------------------------------------------------------

EXPENSES:
   Management fees (Note 2)                                            3,442,248
   Distribution fees (Note 2)                                          2,511,042
   Shareholder and system servicing fees                                 389,483
   Shareholder communications                                             85,236
   Audit and legal                                                        50,673
   Directors' fees                                                        30,991
   Custody                                                                18,767
   Registration fees                                                       3,423
   Other                                                                  11,049
--------------------------------------------------------------------------------
   Total Expenses                                                      6,542,912
--------------------------------------------------------------------------------
Net Investment Income                                                  2,365,238
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions (excluding short-term securities):
     Proceeds from sales                                             572,527,327
     Cost of securities sold                                         528,065,930
--------------------------------------------------------------------------------
   Net Realized Gain                                                  44,461,397
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of investments:
     Beginning of year                                                70,458,038
     End of year                                                       3,766,848
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                           (66,691,190)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (22,229,793)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                              $(19,864,555)
================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  13

--------------------------------------------------------------------------------
Statement of Changes in Net Assets              For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                  1999             1998
============================================================================================
OPERATIONS:
   Net investment income                                     $   2,365,238     $      31,549
   Net realized gain                                            44,461,397        23,711,092
   Decrease in net unrealized appreciation                     (66,691,190)      (40,630,163)
--------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                      (19,864,555)      (16,887,522)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                        (2,213,616)               --
   Net realized gains                                          (41,629,557)      (21,580,436)
--------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                             (43,843,173)      (21,580,436)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                             57,061,936        56,276,485
   Net asset value of shares issued for
     reinvestment of dividends                                  30,008,326        18,459,523
   Cost of shares reacquired                                  (263,283,607)     (472,270,586)
--------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions                                  (176,213,345)     (397,534,578)
--------------------------------------------------------------------------------------------
   Decrease in Net Assets                                     (239,921,073)     (436,002,536)

NET ASSETS:
   Beginning of year                                           524,629,287       960,631,823
--------------------------------------------------------------------------------------------
   End of year*                                              $ 284,708,214     $ 524,629,287
============================================================================================
* Includes undistributed net investment income of:           $     223,189     $     105,339
============================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Smith Barney Contrarian Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), is a Maryland corporation, registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and eight other separate investment portfolios: Smith Barney Government Securities Fund, Smith Barney Investment Grade Bond Fund, Concert Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Premier Selections Fund and Smith Barney Small Cap Growth Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.85% of the average daily net assets. This fee is calculated daily and paid monthly.


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through December 31, 1999, the Portfolio paid transfer agent fees of $58,364 to Private Trust.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB acts as primary broker for its portfolio agency transactions. For the year ended December 31, 1999 SSB received brokerage commissions of $23,145.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 1999, CFBDS and SSB received sales charges of $21,000 and $1,000 on sales of the Funds' Class A and Class L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                              Class A     Class B    Class L
================================================================================
CDSCs                                            --       $929,000     --
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended December 31, 1999, total Distribution Plan fees incurred were:

                                              Class A     Class B    Class L
================================================================================
Distribution Plan Fees                       $211,338   $2,067,789  $231,915
================================================================================

All officers and one Director of the Fund are employees of SSB.

3.   Investments

During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $354,625,713
--------------------------------------------------------------------------------
Sales                                                                572,527,327
================================================================================

At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 33,566,124
Gross unrealized depreciation                                       (29,799,276)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $  3,766,848
================================================================================

--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4.   Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5.   Options Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At December 31, 1999, the Portfolio had no open purchased call or put options.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index option is exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended December 31, 1999, the Portfolio did not write any options.

6.   Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At December 31, 1999, the Portfolio had loaned common stocks having a value of approximately $64,540,816 and holds the following collateral for loaned securities:

Security Description                                                    Value
--------------------------------------------------------------------------------
Time Deposits:
  CAISSE, 12.000% due 1/3/00                                         $ 5,425,344
  Chase Bank, 4.500% due 1/3/00                                        8,104,100
  Deutsche Bank, 11.000% due 1/3/00                                   11,314,630
  Marshal & Isley, 2.000% due 1/3/00                                     942,599
  Suntrust Bank, 13.000% due 1/3/00                                    6,682,417
  Suntrust Bank, 4.500% due 1/3/00                                     9,946,465
Certificates of Deposit:
  Deutsche Bank, 6.040% due 1/3/00                                       814,008
Commercial Paper:
  Atlantis One, 5.973% due 3/22/00                                       496,898
  Asset Securitiz, 5.943% due 2/28/00                                    912,580
  Atlantis One, 5.973% due 3/20/00                                       959,443
  CC USA Discount, 5.904% due 2/14/00                                  3,176,822
  Corporate Receivable, 5.941% due 2/28/00                             1,577,959
  Corporate Receivable, 6.191% due 1/20/00                             7,546,670
  Delaware Funding, 5.995% due 1/24/00                                 3,820,603
Floating Rate Notes:
  American Home Product, 5.508% due 4/20/00                            2,943,719
  Sigma Finance, 5.820% due 2/3/00                                     2,339,545
--------------------------------------------------------------------------------
Total                                                                $67,003,802
================================================================================

Income earned by the Portfolio from securities loaned for the year ended December 31, 1999 was $62,827.

7.   Capital Shares

At December 31, 1999, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At December 31, 1999, total paid-in capital amounted to the following for each class:

                              Class A      Class B       Class L      Class Y
================================================================================
Total Paid-in Capital       $37,417,142  $106,476,443  $10,976,486  $108,155,117
================================================================================


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                              Year Ended                    Year Ended
                                          December 31, 1999              December 31, 1998
                                       -------------------------    ---------------------------
                                        Shares         Amount          Shares        Amount
===============================================================================================
Class A
Shares sold                            2,004,542   $  27,399,767       841,540   $  12,059,326
Shares issued on reinvestment            725,412       8,846,959       324,842       4,561,829
Shares reacquired                     (6,602,940)    (86,303,863)   (9,232,541)   (130,041,484)
-----------------------------------------------------------------------------------------------
Net Decrease                          (3,872,986)  $ (50,057,137)   (8,066,159)  $(113,420,329)
===============================================================================================
Class B
Shares sold                              115,810   $   1,558,748       859,389   $  12,355,161
Shares issued on reinvestment          1,575,687      18,986,761       846,593      11,744,374
Shares reacquired                    (12,419,170)   (158,426,933)  (18,802,208)   (255,580,291)
-----------------------------------------------------------------------------------------------
Net Decrease                         (10,727,673)  $(137,881,424)  (17,096,226)  $(231,480,756)
===============================================================================================
Class L+
Shares sold                               58,978   $     770,754       218,764   $   3,126,633
Shares issued on reinvestment            180,418       2,174,606       106,857       1,486,477
Shares reacquired                     (1,440,155)    (18,552,811)   (3,289,378)    (44,989,284)
-----------------------------------------------------------------------------------------------
Net Decrease                          (1,200,759)  $ (15,607,451)   (2,963,757)  $ (40,376,174)
===============================================================================================
Class Y
Shares sold                            2,237,521   $  27,332,667     1,790,595   $  25,024,375
Shares reacquired                             --              --      (626,132)     (8,800,000)
-----------------------------------------------------------------------------------------------
Net Increase                           2,237,521   $  27,332,667     1,164,463   $  16,224,375
===============================================================================================
Class Z++
Shares sold                                   --              --       265,807   $   3,710,900
Shares issued on reinvestment                 --              --        47,351         666,843
Shares reacquired                             --              --    (2,389,658)    (32,859,527)
-----------------------------------------------------------------------------------------------
Net Decrease                                  --              --    (2,076,500)  $ (28,481,784)
===============================================================================================

+    On June 12, 1998, Class C shares were renamed Class L shares.
++   At December 31, 1998, all Class Z shares were fully redeemed.

8.   Subsequent Event

On January 7, 2000, the Board of Directors of the Smith Barney Investment Funds Inc. -- Smith Barney Contrarian Fund approved a proposed reorganization in which the Smith Barney Fundamental Value Fund Inc. would acquire the assets of the Smith Barney Contrarian Fund. This proposed reorganization is subject to shareholder approval.

--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  19

--------------------------------------------------------------------------------
Financaial Highlights
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class A Shares                                            1999(1)    1998(1)     1997      1996(1)    1995(1)(2)
================================================================================================================
Net Asset Value, Beginning of Year                        $ 13.62   $  14.21   $  13.42   $  12.03   $  12.00
----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                      0.12       0.06       0.08       0.10       0.16
  Net realized and unrealized gain (loss)                   (0.78)     (0.21)      1.77       1.84       0.02
----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                         (0.66)     (0.15)      1.85       1.94       0.18
----------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                     (0.11)        --      (0.02)     (0.09)     (0.15)
  Net realized gains                                        (1.52)     (0.44)     (1.04)     (0.46)        --
----------------------------------------------------------------------------------------------------------------
Total Distributions                                         (1.63)     (0.44)     (1.06)     (0.55)     (0.15)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                              $ 11.33   $  13.62   $  14.21   $  13.42   $  12.03
----------------------------------------------------------------------------------------------------------------
Total Return                                                (5.27)%    (1.12)%    13.70%     16.33%      1.53%++
----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                            $52,196   $115,480   $235,172   $218,927   $160,487
----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                   1.28%      1.29%      1.28%      1.27%      1.19%+
  Net investment income                                      0.93       0.43       0.55       0.84       2.74+
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                        89%        77%        35%        34%         6%
================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from June 30, 1995 (inception date) to December 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class B Shares                                           1999(1)    1998(1)     1997      1996(1)    1995(1)(2)
===============================================================================================================
Net Asset Value, Beginning of Year                      $  13.42   $  14.11   $  13.41   $  12.02   $  12.00
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                              0.02      (0.05)     (0.03)      0.01       0.11
  Net realized and unrealized gain (loss)                  (0.76)     (0.20)      1.77       1.84       0.02
---------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                        (0.74)     (0.25)      1.74       1.85       0.13
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                    (0.03)        --         --         --      (0.11)
  Net realized gains                                       (1.52)     (0.44)     (1.04)     (0.46)        --
---------------------------------------------------------------------------------------------------------------
Total Distributions                                        (1.55)     (0.44)     (1.04)     (0.46)     (0.11)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                            $  11.13   $  13.42   $  14.11   $  13.41   $  12.02
---------------------------------------------------------------------------------------------------------------
Total Return                                               (5.99)%    (1.84)%    12.84%     15.55%      1.16%++
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                          $122,069   $291,038   $547,481   $484,673   $300,000
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                  2.05%      2.06%      2.05%      2.03%      1.94%+
  Net investment income (loss)                              0.15      (0.33)     (0.22)      0.08       1.99+
---------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                       89%        77%        35%        34%         6%
===============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from June 30, 1995 (inception date) to December 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  21

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class L Shares                                      1999(1)   1998(1)(2)     1997    1996(1)    1995(1)(3)
==========================================================================================================
Net Asset Value, Beginning of Year                  $ 13.42   $ 14.12      $ 13.41   $ 12.03   $  12.00
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                         0.03     (0.05)       (0.03)     0.00*      0.11
  Net realized and unrealized gain (loss)             (0.75)    (0.21)        1.78      1.84       0.03
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                   (0.72)    (0.26)        1.75      1.84       0.14
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                               (0.03)       --           --        --      (0.11)
  Net realized gains                                  (1.52)    (0.44)       (1.04)    (0.46)        --
----------------------------------------------------------------------------------------------------------
Total Distributions                                   (1.55)    (0.44)       (1.04)    (0.46)     (0.11)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $ 11.15   $ 13.42      $ 14.12   $ 13.41   $  12.03
----------------------------------------------------------------------------------------------------------
Total Return                                          (5.82)%   (1.91)%      12.91%    15.45%      1.16%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                      $14,228   $33,249      $76,819   $68,340   $ 42,530
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                             1.97%     2.04%        2.04%     2.03%      1.91%+
  Net investment income (loss)                         0.22     (0.33)       (0.21)     0.08       2.02+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  89%       77%          35%       34%         6%
==========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3)  For the period from June 30, 1995 (inception date) to December 31, 1995.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class Y Shares                                               1999(1)   1998(1)     1997     1996(1)(2)
======================================================================================================
Net Asset Value, Beginning of Year                           $ 13.70   $ 14.24   $ 13.43   $   12.21
------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                         0.18      0.13      0.16        0.12
  Net realized and unrealized gain (loss)                      (0.80)    (0.23)     1.77        1.69
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                            (0.62)    (0.10)     1.93        1.81
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                        (0.15)       --     (0.08)      (0.13)
  Net realized gains                                           (1.52)    (0.44)    (1.04)      (0.46)
------------------------------------------------------------------------------------------------------
Total Distributions                                            (1.67)    (0.44)    (1.12)      (0.59)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                 $ 11.41   $ 13.70   $ 14.24   $   13.43
------------------------------------------------------------------------------------------------------
Total Return                                                  (4.89)%   (0.76)%    14.23%      14.97%++
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                               $96,215   $84,862   $71,599   $  65,499
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                      0.87%     0.90%     0.90%       0.92%+
  Net investment income                                         1.37      0.95      0.92        1.12+
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                           89%       77%       35%         34%
======================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from January 31, 1996 (inception date) to December 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

     For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1999:

          .    Total long-term capital gain distributions paid of $39,035,998.

          .    A corporate dividends received deduction of 42.97%.

--------------------------------------------------------------------------------
Smith Barney Contrarian Fund                                                  23

--------------------------------------------------------------------------------
Independent Auditor's Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Contrarian Fund of Smith Barney Investment Funds Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended and for the period from June 30, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Contrarian Fund of Smith Barney Investment Funds Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from June 30, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.

                                                 KPMG LLP

New York, New York
February 11, 2000


--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

Smith Barney
Contrarian Fund

Directors
Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller
John F. White, Emeritus


Officers
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

John G. Goode
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


Investment Manager
SSB Citi Fund Management LLC


Distributor
CFBDS, Inc.


Custodian
PNC Bank, N.A.

Transfer Agent
Smith Barney Private Trust Company
388 Greenwich Street
22nd Floor
New York, New York 10013


Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699



This report is submitted for the general information of the shareholders of Smith Barney Investment Funds -- Smith Barney Contrarian Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information. If used as sales material after March 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.


                                                  [LOGO OF SALOMON SMITH BARNEY]

Smith Barney Contrarian Fund
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds


FD01070 2/00

[LOGO OF SMITH BARNEY]


                                SMITH BARNEY
                              GOVERNMENT SECURITIES
                                            Fund



                                                               ANNUAL REPORT

                                                               DECEMBER 31,1999


                            [LOGO OF SMITH BARNEY]


            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney
Government
Securities Fund

                                [PHOTO]              [PHOTO]
                                HEATH B. MCLENDON    JAMES E. CONROY

                                Chairman             Vice President


Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Government Securities Fund ("Fund") for the year ended December 31, 1999. We hope you find this report to be useful and informative. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A more detailed summary of performance can be found in the appropriate sections that follow.

Performance Update

For the year ended December 31, 1999, the Fund returned a negative 4.96% for Class A shares, excluding the effects of sales charges. In comparison, the peer group average for general U.S. government funds posted a return of negative 3.01% for the same period according to Lipper, Inc. (Lipper is an independent fund-tracking organization.) In addition, during the past year, the Fund distributed income dividends totaling $0.49 per Class A share. For performance information on the Fund's other share classes, please refer to page five.

Market Update and Outlook

In our view, 1999 turned out to be one of the two worst years for the bond market in the 1990's, 1994 being the other. In 1999 the bond market was negatively impacted by the diminishing liquidity--a direct result of the global financial crisis that reached its climax in October of 1998, and of the Federal Reserve Board's ("Fed") three 25-basis-point increase (100 basis points are equal to one percent) on June 30, August 24 and November 16, 1999, respectively.

It is our belief that the worst may be over. In our opinion, with the likelihood of more moderate growth going forward, inflation fears could abate. The bond market is likely to remain unsettled until worries about Fed monetary tightening and the rapid pace of economic growth subside. However, we do foresee the Fed raising rates again in the first half of 2000*. Nevertheless, we doubt that yields will rise much above recent levels.


----------
* On Wednesday, February 2, 2000, after this letter was written, the Fed raised interest rates by 0.25%, to 5.75%.


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                        1

In fact, many bond experts expect that yields on 30-year U.S. Treasuries will trade between 6% and 6.7% over the next 12 months. If correct, these yields may provide investors with some offset against declines in the bond prices.

Investment Strategy

The Fund seeks high current return and invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury securities and mortgage-related securities. Mortgage-related securities issued by federal agencies or instrumentalities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government or only by the credit of the issuer itself.

During the period, the Fund's income orientation helped returns due to our emphasis on mortgage-backed securities and U.S. Treasury strips throughout the year. We employed this strategy in an attempt to mirror the 5-10 year U.S. Treasury benchmark. In addition, we have maintained a duration of 5.25 to 5.375 years in the Fund.

Within the Fund, we have sought to maximize income through mortgage-backed securities, buying coupon at or near par and avoiding any potential prepayment risk. (Coupon is the periodic interest payment made to the bondholders during the life of the bond. Prepayment risk refers to payments made in excess of scheduled mortgage principal repayments.)

Our strategy has included slowly buying U.S. Treasuries and extending maturities as interest rates have risen during this period. In our view, we have probably seen the highs in yields over the near-term. Our investment strategy in the coming months will be to increase our U.S. Treasury exposure and reduce our mortgage-backed securities holdings as we believe that rates will continue to decline.

The chart below shows the yields from U.S. Treasuries during the period under review.

                          Yields from U.S. Treasuries


Interest Rates                    12/31/98   12/31/99     High       Low
--------------                    --------   --------     ----       ---
2-year U.S. Treasury Notes          4.53%      6.23%      6.23%      4.44%
5-year U.S. Treasury Notes          4.54       6.34       6.34       4.46
10-year U.S. Treasury Bonds         4.65       6.43       6.43       4.61
30-year U.S. Treasury Bonds         5.09       6.48       6.49       5.06


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

Thank you for investing in the Smith Barney Government Securities Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon         /s/ James E. Conroy

Heath B. McLendon             James E. Conroy
Chairman                      Vice President


January 19, 2000



--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                        3

                       Principal Risks of Investing in the
                    Smith Barney Government Securities Fund

Investors could lose money on their investment in the Smith Barney Government Securities Fund ("Fund"), or the Fund may not perform as well as other investments, if:

 .    Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the Fund's portfolio

 .    As interest rates decline, the issuers of mortgage-related securities held by the Fund may pay principal earlier than scheduled or exercise a right to call the securities, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment or call risk.

 .    As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities. This is known as extension risk.

 .    The manager's judgement about interest rates or the attractiveness, value or income potential of a particular security proves incorrect.

 .    The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

Payments of principal and interest on mortgage pools issued by instrumentalities of the U.S. government are not guaranteed by the U.S. government. Although mortgage pools issued by U.S. agencies are guaranteed with respect to payments of principal and interest, this guarantee does not apply to losses resulting from declines in the market value of these securities.



--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                         -----------------
Year                     Beginning     End     Income    Capital Gain     Return      Total
Ended                     of Year    of Year  Dividends  Distributions  of Capital  Returns(1)
==============================================================================================
12/31/99                 $  9.97    $ 8.99     $0.49        $0.00         $0.00      (4.96)%
----------------------------------------------------------------------------------------------
12/31/98                    9.75      9.97      0.55         0.00          0.00       8.12
----------------------------------------------------------------------------------------------
12/31/97                    9.34      9.75      0.60         0.00          0.00      11.23
----------------------------------------------------------------------------------------------
12/31/96                    9.77      9.34      0.59         0.00          0.01       1.96
----------------------------------------------------------------------------------------------
12/31/95                    9.17      9.77      0.69         0.00          0.00      14.50
----------------------------------------------------------------------------------------------
12/31/94                   10.01      9.17      0.49         0.00          0.07      (2.76)
----------------------------------------------------------------------------------------------
12/31/93                    9.69     10.01      0.72         0.00          0.00      10.87
----------------------------------------------------------------------------------------------
Inception* - 12/31/92       9.56      9.69      0.08         0.00          0.02       2.41+
==============================================================================================
Total                                          $4.21        $0.00         $0.10
==============================================================================================

----------------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
----------------------------------------------------------------------------------------------
                           Net Asset Value
                         -------------------
Year                     Beginning     End     Income    Capital Gain     Return      Total
Ended                     of Year    of Year  Dividends  Distributions  of Capital  Returns(1)
==============================================================================================
12/31/99                 $  9.97    $ 9.00     $0.45        $0.00         $0.00      (5.35)%
----------------------------------------------------------------------------------------------
12/31/98                    9.79      9.97      0.53         0.00          0.00       7.44
----------------------------------------------------------------------------------------------
12/31/97                    9.38      9.79      0.57         0.00          0.00      10.82
----------------------------------------------------------------------------------------------
12/31/96                    9.81      9.38      0.54         0.00          0.01       1.42
----------------------------------------------------------------------------------------------
12/31/95                    9.17      9.81      0.60         0.00          0.00      13.87
----------------------------------------------------------------------------------------------
12/31/94                   10.01      9.17      0.45         0.00          0.07      (3.25)
----------------------------------------------------------------------------------------------
12/31/93                    9.68     10.01      0.67         0.00          0.00      10.45
----------------------------------------------------------------------------------------------
12/31/92                    9.81      9.68      0.53         0.00          0.11       5.45
----------------------------------------------------------------------------------------------
12/31/91                    9.11      9.81      0.63         0.00          0.08      16.28
----------------------------------------------------------------------------------------------
12/31/90                    9.25      9.11      0.68         0.00          0.06       6.99
==============================================================================================
Total                                          $5.65        $0.00         $0.33
==============================================================================================


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                        5

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                          ---------------
Year                     Beginning     End     Income    Capital Gain     Return      Total
Ended                     of Year    of Year  Dividends  Distributions  of Capital  Returns(1)
==============================================================================================
12/31/99                 $   9.97   $ 8.99     $0.45        $0.00          $0.00     (5.41)%
----------------------------------------------------------------------------------------------
12/31/98                     9.78     9.97      0.53         0.00           0.00      7.56
----------------------------------------------------------------------------------------------
12/31/97                     9.38     9.78      0.57         0.00           0.00     10.75
----------------------------------------------------------------------------------------------
12/31/96                     9.81     9.38      0.55         0.00           0.01      1.47
----------------------------------------------------------------------------------------------
12/31/95                     9.17     9.81      0.61         0.00           0.00     13.93
----------------------------------------------------------------------------------------------
12/31/94                    10.01     9.17      0.45         0.00           0.07     (3.25)
----------------------------------------------------------------------------------------------
Inception* - 12/31/93        9.90    10.01      0.61         0.00           0.00      7.36+
==============================================================================================
Total                                          $3.77        $0.00          $0.08
==============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                          ---------------
Year                     Beginning     End     Income    Capital Gain     Return      Total
Ended                     of Year    of Year  Dividends  Distributions  of Capital  Returns(1)
==============================================================================================
12/31/99                 $  9.97     $8.99     $0.53        $0.00         $0.00      (4.61)%
----------------------------------------------------------------------------------------------
12/31/98                    9.76      9.97      0.59         0.00          0.00       8.42
----------------------------------------------------------------------------------------------
12/31/97                    9.34      9.76      0.63         0.00          0.00      11.73
----------------------------------------------------------------------------------------------
Inception* - 12/31/96       9.71      9.34      0.56         0.00          0.01       2.30+
==============================================================================================
Total                                          $2.31        $0.00         $0.01
==============================================================================================


--------------------------------------------------------------------------------
Historical Performance -- Class Z Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                          ---------------
Period                   Beginning      End       Income     Capital Gain     Return      Total
Ended                    of Period   of Period   Dividends   Distributions  of Capital   Returns(1)
===================================================================================================
Inception* - 12/31/99      $9.97       $8.99       $0.53         $0.00         $0.00     (4.61)%+
===================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains,if any,annually.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                             Without Sales Charge(1)
                             ------------------------------------------------------
                             Class A     Class B     Class L    Class Y    Class Z
===================================================================================
Year Ended 12/31/99          (4.96)%     (5.35)%     (5.41)%    (4.61)%     N/A
-----------------------------------------------------------------------------------
Five Years Ended 12/31/99     5.94        5.41        5.46       N/A        N/A
-----------------------------------------------------------------------------------
Ten Years Ended 12/31/99      N/A         6.20        N/A        N/A        N/A
-----------------------------------------------------------------------------------
Inception* through 12/31/99   5.58        7.27        4.52       4.38      (4.61)%+
===================================================================================
                                                With Sales Charge(2)
                             ------------------------------------------------------
                             Class A     Class B     Class L    Class Y    Class Z
===================================================================================
Year Ended 12/31/99          (9.24)%     (9.42)%     (7.24)%    (4.61)%     N/A
-----------------------------------------------------------------------------------
Five Years Ended 12/31/99     4.97        5.25        5.26       N/A        N/A
-----------------------------------------------------------------------------------
Ten Years Ended 12/31/99      N/A         6.20        N/A        N/A        N/A
-----------------------------------------------------------------------------------
Inception* through 12/31/99   4.90        7.27        4.36       4.38      (4.61)%+
===================================================================================


--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                         Without Sales Charge(1)
================================================================================
Class A (Inception* through 12/31/99)                              47.45%
--------------------------------------------------------------------------------
Class B (12/31/89 through 12/31/99)                                82.57
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/99)                              35.67
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/99)                              18.21
--------------------------------------------------------------------------------
Class Z (Inception* through 12/31/99)                              (4.61)
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, L, Y and Z shares are November 6, 1992, March 20, 1984, February 4, 1993, February 7, 1996 and January 4, 1999, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                      7

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class B Shares of
                   the Smith Barney Government Securities Fund
                    vs. Lehman Brothers Government Bond Index
                 and Lipper U.S. Government Peer Group Average+

--------------------------------------------------------------------------------
                         December 1989 -- December 1999

                                    [GRAPH]

                             [PLOT POINTS TO COME]

+ Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1989, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1999. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of approximately nine years. The Lipper U.S. Government Peer Group Average is composed of the Fund's peer group of 191 mutual funds investing in U.S. Government securities as of December 31, 1999. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               December 31, 1999
--------------------------------------------------------------------------------
Portfolio Breakdown

69.2% Mortgage-Backed Securities
25.3% U.S. Government and Agency Obligations
 5.5% Repurchase Agreement

U.S. Government and Agency Obligations are obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities and include such instruments as Treasury notes, bills and bonds.

Mortgage-Backed Securities are debt securities issued by the U.S. Government agencies such as the Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and Government National Mortgage Association (GNMA). They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                      9

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1999
--------------------------------------------------------------------------------

  FACE
 AMOUNT                          SECURITY                               VALUE
================================================================================
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 25.3%
$192,125,000     U.S. Treasury Strips, zero coupon due 11/15/09   $   97,165,298
   3,810,000     FNMA Global Bond, 6.350% due 11/23/01                 3,780,358
 209,300,000     FNMA, zero coupon due 6/1/17                         60,163,285
--------------------------------------------------------------------------------
                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                 (Cost -- $168,825,184)                              161,108,941
================================================================================
MORTGAGE-BACKED SECURITIES+ -- 69.2%
  28,385,811     FNMA 30 Year, 7.000% due 9/1/29                      27,454,189
  95,565,988     GNMA 30 Year, 6.500% due 8/15/28                     89,771,823
   3,362,638     GNMA 30 Year, 7.000% due 7/15/29                      3,249,149
  80,685,741     GNMA 30 Year, 7.500% due 9/15/29                     79,828,052
  90,042,627     GNMA 30 Year, 6.000% due 12/15/29                    81,994,617
 155,905,852     GNMA 30 Year, 8.000% due 12/15/29                   157,561,572
--------------------------------------------------------------------------------
                 TOTAL MORTGAGE-BACKED SECURITIES
                 (Cost -- $453,513,081)                              439,859,402
================================================================================
REPURCHASE AGREEMENT -- 5.5%
  34,729,000     Warburg Dillon Read LLC, 2.998% due 1/3/00;
                 Proceeds at maturity -- $34,737,676 (Fully collateralized by
                 U.S. Treasury Notes, 6.500% due 5/31/01;
                 Market value -- $35,424,147) (Cost -- $34,729,000)   34,729,000
================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $657,067,265*)                            $635,697,343
================================================================================
+ Date shown represents the last in range of maturity dates of mortgage certificates owned.
*    Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities         For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $657,067,265)                                   $635,697,343
  Receivable for Fund shares sold                                                     493,349
  Interest receivable                                                               2,640,709
---------------------------------------------------------------------------------------------
  Total Assets                                                                    638,831,401
---------------------------------------------------------------------------------------------
LIABILITIES:
  Payable to bank                                                                   1,018,031
  Payable for Fund shares purchased                                                   338,025
  Investment advisory fees payable                                                    193,556
  Distribution fees payable                                                           158,709
  Administration fees payable                                                         114,154
  Accrued expenses                                                                     96,652
---------------------------------------------------------------------------------------------
  Total Liabilities                                                                 1,919,127
---------------------------------------------------------------------------------------------
Total Net Assets                                                                 $636,912,274
=============================================================================================
NET ASSETS:
  Par value of capital shares                                                   $      70,813
  Capital paid in excess of par value                                             737,071,888
  Overdistributed net investment income                                                (3,771)
  Accumulated net realized loss from security transactions and futures contracts  (78,856,734)
  Net unrealized depreciation of investments                                      (21,369,922)
---------------------------------------------------------------------------------------------
Total Net Assets                                                                 $636,912,274
=============================================================================================
Shares Outstanding:
  Class A                                                                          32,037,370
---------------------------------------------------------------------------------------------
  Class B                                                                           7,330,763
---------------------------------------------------------------------------------------------
  Class L                                                                             734,972
---------------------------------------------------------------------------------------------
  Class Y                                                                          23,699,407
---------------------------------------------------------------------------------------------
  Class Z                                                                           7,010,853
---------------------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                                 $       8.99
---------------------------------------------------------------------------------------------
  Class B *                                                                      $       9.00
---------------------------------------------------------------------------------------------
  Class L **                                                                     $       8.99
---------------------------------------------------------------------------------------------
  Class Y (and redemption price)                                                 $       8.99
---------------------------------------------------------------------------------------------
  Class Z (and redemption price)                                                 $       8.99
---------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.71% of net asset value per share)              $       9.41
---------------------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)              $       9.08
=============================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                      11

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                                       $ 41,759,754
  Less: Interest expense (Note 6)                                                     (48,059)
---------------------------------------------------------------------------------------------
  Total Investment Income                                                          41,711,695
---------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)                                                 2,376,064
  Distribution fees (Note 2)                                                        1,438,072
  Administration fees (Note 2)                                                      1,357,751
  Shareholder and system servicing fees                                               339,039
  Shareholder communications                                                           80,563
  Directors' fees                                                                      45,188
  Audit and legal                                                                      41,719
  Registration fees                                                                    57,548
  Custody                                                                              40,094
  Other                                                                                34,828
---------------------------------------------------------------------------------------------
  Total Expenses                                                                    5,810,866
---------------------------------------------------------------------------------------------
Net Investment Income                                                              35,900,829
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 7):
  Realized Loss From:
    Security transactions (excluding short-term securities)                       (43,230,860)
    Futures contracts                                                              (2,745,000)
---------------------------------------------------------------------------------------------
  Net Realized Loss                                                               (45,975,860)
---------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
    Beginning of year                                                               2,976,072
    End of year                                                                   (21,369,922)
---------------------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                                         (24,345,994)
---------------------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                                     (70,321,854)
---------------------------------------------------------------------------------------------
Decrease in Net Assets From Operations                                           $(34,421,025)
=============================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Changes in Net Assets              For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                              1999            1998
=====================================================================================
OPERATIONS:
  Net investment income                                 $  35,900,829   $  30,951,647
  Net realized gain (loss)                                (45,975,860)     22,883,384
  Increase in net unrealized depreciation                 (24,345,994)     (6,841,093)
-------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations       (34,421,025)     46,993,938
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                   (35,868,390)    (33,878,439)
  Capital                                                    (317,217)             --
-------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                         (36,185,607)    (33,878,439)
-------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                        301,097,753     163,735,064
  Net asset value of shares issued for
    reinvestment of dividends                              17,773,354      16,427,262
  Cost of shares reacquired                              (246,720,222)   (132,526,357)
-------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                72,150,885      47,635,969
-------------------------------------------------------------------------------------
Increase in Net Assets                                      1,544,253      60,751,468
NET ASSETS:
  Beginning of year                                       635,368,021     574,616,553
-------------------------------------------------------------------------------------
  End of year*                                          $ 636,912,274   $ 635,368,021
=====================================================================================
* Includes overdistributed net investment income of:    $      (3,771)  $      (2,303)
=====================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                      13

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
1.  Significant Accounting Policies

The Smith Barney Government Securities Fund ("Portfolio"), a separate investment fund of Smith Barney Investment Funds Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and eight other separate investment portfolios: Smith Barney Investment Grade Bond, Smith Barney Contrarian, Concert Peachtree Growth, Smith Barney Hansberger Global Value, Smith Barney Hansberger Global Small Cap Value, Smith Barney Small Cap Value, Smith Barney Premier Selections and Smith Barney Small Cap Growth Funds. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price was reported and U.S. government and government agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for accretion of original issue discount, is recorded on the accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each portfolio and each class; management fees and general expenses are allocated on the basis of the relative net assets; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) estimates and assumptions are required to be made regarding assets,liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment adviser to the Portfolio. The Portfolio pays SSBC an advisory fee calculated at the following annual rates of average daily net assets: 0.35% up to $2 billion, 0.30% of the next $2 billion, 0.25% of the next $2 billion, 0.20% of the next $2 billion and then 0.15% of the remaining average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Portfolio's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through December 31, 1999, the Portfolio paid transfer agent fees of $73,570 to Private Trust.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                      15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
For the year ended December 31, 1999, CFBDS and SSB received sales charges of approximately $173,000 and $62,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                       Class A        Class B       Class L
================================================================================
CDSCs                                  $12,000       $105,000       $3,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended December 31, 1999, total Distribution Plan fees incurred were:

                                       Class A        Class B       Class L
================================================================================
Distribution Plan Fees                $798,258       $595,854       $43,960
================================================================================

All officers and one Director of the Fund are employees of SSB.


3.  Investments

During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                    $1,208,800,196
--------------------------------------------------------------------------------
Sales                                                         1,136,627,703
================================================================================

At December 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                            --
Gross unrealized depreciation                                  $(21,369,922)
--------------------------------------------------------------------------------
Net unrealized depreciation                                    $(21,369,922)
================================================================================


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
4.  Capital Loss Carryforward

At December 31, 1999, the Portfolio had, for Federal tax purposes, approximately $75,237,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                              2002         2003         2007
================================================================================
Capital Loss Carryforward                 $31,677,000    $195,000   $43,365,000
================================================================================


5.  Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

6.  Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended December 31, 1999, the maximum and average amount of reverse repurchase agreements outstanding were as follows:

================================================================================
Maximum amount outstanding                                          $53,000,000
--------------------------------------------------------------------------------
Average amount outstanding (outstanding for 20 days)                 41,000,000
================================================================================

Interest rates on reverse repurchase agreements were all at 4.75% during the period. Interest expense on reverse repurchase agreements totaled $48,059. The Portfolio had no open reverse repurchase agreements at December 31, 1999.

--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                      17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
7.  Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 1999, the Portfolio had no open futures contracts.

8.  Options Contracts

Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At December 31, 1999, the Portfolio had no purchased put or call options.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less

--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended December 31, 1999, the Portfolio did not write any options.

9. Securities Traded on a When-Issued or
   To-Be-Announced Basis

The Portfolio may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At December 31, 1999, the Portfolio did not hold any TBA securities.

10. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations,and receives a lenders fee. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1999, the Portfolio had no securities on loan.

--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                       19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
11. Capital Shares

At December 31, 1999, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At December 31, 1999, total paid-in capital amounted to the following for each class:


                            Class A       Class B      Class L      Class Y       Class Z
==========================================================================================
Total Paid-in Capital    $287,386,838  $146,599,616  $7,148,064  $225,602,469  $70,405,714
==========================================================================================


Transactions in shares of each class were as follows:

                                                   Year Ended                    Year Ended
                                                December 31, 1999             December 31, 1998
                                              ----------------------       -------------------------
                                              Shares          Amount       Shares           Amount
====================================================================================================
Class A
Shares sold                                 15,324,130   $ 146,350,103    5,977,934     $ 59,386,468
Shares issued on reinvestment                1,182,742      11,108,585    1,327,067       13,040,346
Shares reacquired                          (19,332,917)   (183,718,121)  (9,463,412)     (93,606,842)
----------------------------------------------------------------------------------------------------
Net Decrease                                (2,826,045)  $ (26,259,433)  (2,158,411)    $(21,180,028)
====================================================================================================
Class B
Shares sold                                  1,937,860   $  18,481,308    2,353,261     $ 23,496,336
Shares issued on reinvestment                  262,455       2,470,322      334,301        3,291,162
Shares reacquired                           (4,101,258)    (38,779,393)  (3,804,979)     (37,524,683)
----------------------------------------------------------------------------------------------------
Net Decrease                                (1,900,943)  $ (17,827,763)  (1,117,417)    $(10,737,185)
====================================================================================================
Class L(1)
Shares sold                                    807,944   $   7,650,700      337,917     $  3,359,379
Shares issued on reinvestment                   23,595         220,776        9,720           95,754
Shares reacquired                             (539,025)     (5,015,694)    (141,467)      (1,394,832)
----------------------------------------------------------------------------------------------------
Net Increase                                   292,514   $   2,855,782      206,170     $  2,060,301
====================================================================================================
Class Y
Shares sold                                  4,636,231   $  43,975,335    7,915,587     $ 77,492,881
Shares issued on reinvestment                       --              --           --               --
Shares reacquired                             (110,644)     (1,031,573)          --               --
----------------------------------------------------------------------------------------------------
Net Increase                                 4,525,587   $  42,943,762    7,915,587     $ 77,492,881
====================================================================================================
Class Z(2)
Shares sold                                  8,528,957   $  84,640,307           --               --
Shares issued on reinvestment                  423,085       3,973,671           --               --
Shares reacquired                           (1,941,189)    (18,175,441)          --               --
----------------------------------------------------------------------------------------------------
Net Increase                                 7,010,853   $  70,438,537           --               --
====================================================================================================

(1)  On June 12, 1998, Class C shares were renamed Class L shares.
(2) For Class Z shares, transactions are for the period from January 4, 1999 (inception date) to December 31, 1999.

--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class A Shares                           1999(1)     1998(1)      1997      1996       1995(1)
==============================================================================================
Net Asset Value, Beginning of Year       $9.97       $9.75       $9.34      $9.77      $9.17
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                    0.49        0.51        0.59       0.61       0.67
 Net realized and unrealized gain (loss) (0.98)       0.26        0.42      (0.44)      0.62
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      (0.49)       0.77        1.01       0.17       1.29
----------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                   (0.49)      (0.55)      (0.60)     (0.59)     (0.69)
 Capital                                 (0.00)*        --          --      (0.01)        --
----------------------------------------------------------------------------------------------
Total Distributions                      (0.49)      (0.55)      (0.60)     (0.60)     (0.69)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $8.99       $9.97       $9.75      $9.34      $9.77
----------------------------------------------------------------------------------------------
Total Return                             (4.96)%      8.12%      11.23%      1.96%     14.50%
----------------------------------------------------------------------------------------------
Net Assets, End of Year(000s)        $ 288,133    $347,622    $361,124   $388,563   $453,378
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Other expenses                           0.93%       0.92%       0.92%      0.93%      0.94%
 Interest expense                         0.01        0.08        0.85       0.84       0.43
 Net investment income                    5.21        5.15        6.24       6.16       6.70
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    161%        334%        274%       420%       294%
==============================================================================================

Class B Shares                           1999(1)     1998(1)      1997      1996       1995(1)
==============================================================================================
Net Asset Value, Beginning of Year       $9.97       $9.79       $9.38      $9.81      $9.17
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                    0.45        0.45        0.54       0.56       0.59
 Net realized and unrealized gain (loss) (0.97)       0.26        0.44      (0.44)      0.65
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      (0.52)       0.71        0.98       0.12       1.24
----------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                   (0.45)      (0.53)      (0.57)     (0.54)     (0.60)
 Capital                                 (0.00)*        --          --      (0.01)        --
----------------------------------------------------------------------------------------------
 Total Distributions                     (0.45)      (0.53)      (0.57)     (0.55)     (0.60)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $9.00       $9.97       $9.79      $9.38      $9.81
----------------------------------------------------------------------------------------------
Total Return                             (5.35)%      7.44%      10.82%      1.42%     13.87%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)         $65,989     $92,082    $101,273   $121,894   $158,459
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Other expenses                           1.41%       1.43%       1.44%      1.45%      1.45%
 Interest expense                         0.01        0.08        0.85       0.84       0.43
 Net investment income                    4.72        4.64        5.73       5.64       6.19
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    161%        334%        274%       420%       294%
==============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
*    Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                      21

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class L Shares                           1999(1)     1998(1)      1997      1996       1995(1)
==============================================================================================
Net Asset Value, Beginning of Year       $9.97       $9.78       $9.38     $9.81       $9.17
----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                    0.46        0.45        0.54      0.57        0.60
 Net realized and unrealized gain (loss) (0.99)       0.27        0.43     (0.44)       0.65
----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      (0.53)       0.72        0.97      0.13        1.25
----------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                   (0.45)      (0.53)      (0.57)    (0.55)      (0.61)
 Capital                                 (0.00)*        --          --     (0.01)         --
----------------------------------------------------------------------------------------------
Total Distributions                      (0.45)      (0.53)      (0.57)    (0.56)      (0.61)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Year             $8.99       $9.97       $9.78     $9.38       $9.81
----------------------------------------------------------------------------------------------
Total Return                             (5.41)%      7.56%      10.75%     1.47%      13.93%
----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)          $6,611      $4,411      $2,311    $1,443      $1,039
----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Other expenses                           1.39%       1.40%       1.39%     1.38%       1.37%
 Interest expense                         0.01        0.08        0.85      0.84        0.43
 Net investment income                    4.77        4.63        5.70      5.71        6.27
----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    161%        334%        274%      420%        294%
==============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
*    Amount represents less than $0.01 per share.


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Class Y Shares                           1999(1)     1998(1)      1997     1996(2)
==================================================================================
Net Asset Value, Beginning of Year       $9.97       $9.76       $9.34     $9.71
----------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                    0.53        0.54        0.61      0.57
 Net realized and unrealized gain (loss) (0.98)       0.26        0.44     (0.37)
----------------------------------------------------------------------------------
Total Income (Loss) From Operations      (0.45)       0.80        1.05      0.20
----------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                   (0.53)      (0.59)      (0.63)    (0.56)
 Capital                                 (0.00)*        --          --     (0.01)
----------------------------------------------------------------------------------
Total Distributions                      (0.53)      (0.59)      (0.63)    (0.57)
----------------------------------------------------------------------------------
Net Asset Value, End of Year             $8.99       $9.97       $9.76     $9.34
----------------------------------------------------------------------------------
Total Return                             (4.61)%      8.42%      11.73%     2.30%++
----------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $213,170    $191,253    $109,909   $39,667
----------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Other expenses                           0.59%       0.59%       0.58%     0.44%+
 Interest expense                         0.01        0.08        0.85      0.84+
 Net investment income                    5.57        5.43        6.46      6.49+
----------------------------------------------------------------------------------
Portfolio Turnover Rate                    161%        334%        274%      420%
==================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from February 7, 1996 (inception date) to December 31, 1996.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                      23

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:


Class Z Shares                                                      1999(1)(2)
==============================================================================
Net Asset Value, Beginning of Period                                 $  9.97
------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                                                  0.52
 Net realized and unrealized loss                                      (0.97)
------------------------------------------------------------------------------
Total Loss From Operations                                             (0.45)
------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                                 (0.53)
 Capital                                                               (0.00)*
------------------------------------------------------------------------------
Total Distributions                                                    (0.53)
------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $  8.99
------------------------------------------------------------------------------
Total Return                                                           (4.61)%++
------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                     $63,009
------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Other expenses                                                         0.63%+
 Interest expense                                                       0.01+
 Net investment income                                                  5.53+
------------------------------------------------------------------------------
Portfolio Turnover Rate                                                  161%
==============================================================================
(1)  For the period from January 4, 1999 (inception date) to December 31, 1999.
(2) Per share amounts have been calculated using the monthly average shares method.
*    Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------
A total of 28.71% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditor's Report
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Government Securities Fund of Smith Barney Investment Funds Inc. as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Government Securities Fund of Smith Barney Investment Funds Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG LLP


New York, New York
February 11, 2000


--------------------------------------------------------------------------------
Smith Barney Government Securities Fund                                      25

                                                            SALOMON SMITH BARNEY
                                                          ----------------------
                                                           A member of citigroup


Directors
Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank J. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

James E. Conroy
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PNC Bank, N.A.

Transfer Agent
Smith Barney Private Trust Company
388 Greenwich Street
22nd Floor
New York, New York 10013

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699


This report is submitted for the general information of the shareholders of Smith Barney Investment Funds -- Smith Barney Government Securities Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information. If used as sales material after March 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.


Salomon Smith Barney is a service mark
of Salomon Smith Barney Inc.

Smith Barney
Government Securities Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds


FD0316 2/00





[GRAPHIC OMITTED]

                                  SMITH BARNEY
                                   INVESTMENT
                                 GRADE BOND FUND

                               [GRAPHIC OMITTED]

                                                               STYLE PURE SERIES

                                                               ANNUAL REPORT

                                                               DECEMBER 31, 1999

                        [LOGO] Smith Barney Mutual Funds

             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

Smith Barney Investment
Grade Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Smith Barney Investment Grade Bond Fund ("Portfolio") seeks as high a level of current income as is consistent with prudent investment management and preservation of capital.

Smith Barney Investment Grade Bond Fund
Average Annual Total Returns
December 31, 1999

                                                 Without Sales Charges(1)
                                     ------------------------------------------
                                        Class A          Class B        Class L
===============================================================================
One-Year                                 (9.09)%         (9.44)%        (9.44)%
-------------------------------------------------------------------------------
Five-Year                                 9.19            8.67           8.72
-------------------------------------------------------------------------------
Ten-Year                                  N/A             8.28           N/A
-------------------------------------------------------------------------------
Since Inception+                          7.95           10.61           6.29
===============================================================================
                                                    With Sales Charges(2)
                                     ------------------------------------------
                                        Class A          Class B        Class L
===============================================================================
One-Year                                (13.20)%        (13.30)%       (11.18)%
-------------------------------------------------------------------------------
Five-Year                                 8.20            8.53           8.50
-------------------------------------------------------------------------------
Ten-Year                                  N/A             8.28           N/A
-------------------------------------------------------------------------------
Since Inception+                          7.26           10.61           6.13
===============================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are November 6, 1992, January 4, 1982 and February 26, 1993, respectively.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

Over the period covered by this report, our strategy included slowly buying U.S. Treasuries and extending maturities as interest rates rose during the period. Due to our belief that we have probably seen the highs in yields over the near-term, our investment strategy in the coming months will be to increase our U.S. Treasury exposure and reduce our mortgage-backed securities holdings

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

          Class A           HGBPA
          Class B           HGBPB
          Class L           HGBPL

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ........................................................    1

Historical Performance ....................................................    3

Smith Barney Investment Grade Bond Fund
at a Glance ...............................................................    5

Schedule of Investments ...................................................    6

Statement of Assets and Liabilities .......................................   10

Statement of Operations ...................................................   11

Statements of Changes in Net Assets .......................................   12

Notes to Financial Statements .............................................   13

Financial Highlights ......................................................   17

Independent Auditors' Report ..............................................   19

Tax Information ...........................................................   20

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]             [PHOTO OMITTED]

HEATH B.                    JAMES E.
MCLENDON                    CONROY

Chairman                    Vice President and
                            Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Investment Grade Bond Fund ("Portfolio") for the year ended December 31, 1999. We hope you find this report to be useful and informative. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. A more detailed summary of performance can be found in the appropriate sections that follow.

Performance Update

For the year ended December 31, 1999, the Portfolio returned a negative 9.09% for Class A shares, excluding the effects of sales charges. In comparison, the Portfolio's Lipper, Inc. peer group average posted a total return of negative 2.58% for the same period. (Lipper is an independent fund-tracking organization.) In addition, during the past year, the Portfolio distributed income dividends totaling $0.73 per Class A share. For performance information on the Portfolio's other share classes, please refer to pages 3 and 4.

Market Update and Outlook

1999 turned out to be one of the two worst years for the bond market in the 1990's, 1994 being the other. In 1999 the bond market was negatively impacted by diminishing liquidity -- a direct result of the global financial crisis that reached its climax in October of 1998, and by the Federal Reserve Board ("Fed") three 25-basis-point increases (100 basis points are equal to one percent) on June 30, August 24 and November 16, 1999, respectively.(1)

It is our belief that the worst may be over. With the likelihood of more moderate growth going forward, inflation fears could abate.

The bond market is likely to remain unsettled until worries about Fed monetary tightening and the rapid pace of economic growth subside. We foresee the Fed raising rates again in the first half of 2000. Nevertheless, we doubt that yields will rise much above recent levels.

Many bond experts expect that yields on 30-year U.S. Treasuries will trade between 6.0% and 6.7% over the next 12 months. If correct, the yields may provide investors with some offset against declines in the bond prices.

Investment Strategy

The Portfolio seeks as high a level of current income as is consistent with prudent investment management and preservation of capital by investing primarily in "investment grade"(2) fixed-income securities. The Portfolio may also invest in U.S. government securities and U.S. dollar-denominated fixed-income securities of foreign issuers. The Portfolio may invest in securities of any maturity.

The Portfolio currently has a slightly shorter duration than the corporate 10+ year benchmark. The Fund's performance lagged its benchmark as the Portfolio is made up of extremely long maturity bonds, which had been a benefit in a period of declining rates, was a negative as rates rose during the period.

Our strategy included slowly buying U.S. Treasuries and extending maturities as interest rates have risen during the period. Due to our belief that we have probably seen the highs in yields over the near-term. Our investment strategy in the coming months will be

----------
(1) On Wednesday, February 2, 2000 after this letter was written, the Fed raised interest rates by 0.25% to 5.75%.
(2) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard and Poor's Ratings Service, or have been determined by the manager to be of equivalent quality.


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                        1
to increase our U.S. Treasury exposure and reduce our mortgage-backed securities holdings. The chart below shows the yields for various U.S. Treasuries during the reporting period.

Yields from U.S. Treasuries

Interest Rates                                    12/31/99      12/31/98
                                                  --------      --------
2-Year U.S. Treasury Notes .....................    6.23%         4.53%
5-Year U.S. Treasury Notes .....................    6.34          4.54
10-Year U.S. Treasury Bonds ....................    6.43          4.65
30-Year U.S. Treasury Bonds ....................    6.48          5.09

                                                         12/31/99
                                                  ----------------------
                                                    High          Low
                                                    ----          ---
2-Year U.S. Treasury Notes .....................    6.23%         4.44%
5-Year U.S. Treasury Notes .....................    6.34          4.46
10-Year U.S. Treasury Bonds ....................    6.43          4.61
30-Year U.S. Treasury Bonds ....................    6.49          5.06

Thank you for investing in the Smith Barney Investment Grade Bond Fund. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon   /s/ James E. Conroy

Heath B. McLendon       James E. Conroy
Chairman                Vice President and
                        Investment Officer

January 19, 2000

--------------------------------------------------------------------------------
 Top Ten Holdings*                                             December 31, 1999
--------------------------------------------------------------------------------
 1. Ralston Purina Co.                                                      4.7%
--------------------------------------------------------------------------------
 2. AMR Corp.                                                               3.9
--------------------------------------------------------------------------------
 3. IBM Corp.                                                               3.2
--------------------------------------------------------------------------------
 4. Paramount Communications, Inc.                                          3.2
--------------------------------------------------------------------------------
 5. Abbey National PLC                                                      3.0
--------------------------------------------------------------------------------
 6. Occidental Petroleum                                                    3.0
--------------------------------------------------------------------------------
 7. Cable & Wireless Communications                                         3.0
--------------------------------------------------------------------------------
 8. United Technologies Corp.                                               2.9
--------------------------------------------------------------------------------
 9. Chrysler Corp.                                                          2.9
--------------------------------------------------------------------------------
10. News America Holdings                                                   2.9
--------------------------------------------------------------------------------
* As a percentage of total corporate bonds and notes.


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    --------------------------
                                    Beginning           End            Income        Capital Gain        Return        Total
Year Ended                           of Year          of Year         Dividends      Distributions     of Capital     Returns(1)
====================================================================================================================================
12/31/99                             $13.12            $11.22           $0.73            $0.00             $0.01        (9.09)%
------------------------------------------------------------------------------------------------------------------------------------
12/31/98                              13.19             13.12            0.76             0.37              0.00         8.30
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                              12.27             13.19            0.80             0.28              0.00        17.10
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                              13.25             12.27            0.76             0.12              0.00        (0.47)
------------------------------------------------------------------------------------------------------------------------------------
12/31/95                              10.67             13.25            0.89             0.16              0.00        35.29
------------------------------------------------------------------------------------------------------------------------------------
12/31/94                              13.01             10.67            0.86             0.31              0.03        (8.95)
------------------------------------------------------------------------------------------------------------------------------------
12/31/93                              11.89             13.01            0.89             0.14              0.00        18.45
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/92                11.67             11.89            0.14             0.00              0.01         3.25+
====================================================================================================================================
  Total                                                                 $5.83            $1.38             $0.05
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    --------------------------
                                    Beginning           End            Income        Capital Gain        Return        Total
Year Ended                           of Year          of Year         Dividends      Distributions     of Capital     Returns(1)
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------
12/31/99                             $13.09            $11.21           $0.66            $0.00             $0.01        (9.44)%
------------------------------------------------------------------------------------------------------------------------------------
12/31/98                              13.19             13.09            0.72             0.37              0.00         7.72
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                              12.29             13.19            0.75             0.28              0.00        16.44
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                              13.25             12.29            0.68             0.12              0.00        (0.89)
------------------------------------------------------------------------------------------------------------------------------------
12/31/95                              10.67             13.25            0.83             0.16              0.00        34.63
------------------------------------------------------------------------------------------------------------------------------------
12/31/94                              13.01             10.67            0.80             0.31              0.03        (9.41)
------------------------------------------------------------------------------------------------------------------------------------
12/31/93                              11.89             13.01            0.83             0.14              0.00        18.06
------------------------------------------------------------------------------------------------------------------------------------
12/31/92                              11.80             11.89            0.83             0.00              0.03         8.36
------------------------------------------------------------------------------------------------------------------------------------
12/31/91                              10.43             11.80            0.87             0.00              0.00        22.50
------------------------------------------------------------------------------------------------------------------------------------
12/31/90                              11.01             10.43            0.87             0.00              0.00         2.98
====================================================================================================================================
  Total                                                                 $7.84            $1.38             $0.07
====================================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    --------------------------
                                    Beginning           End            Income        Capital Gain        Return        Total
Year Ended                           of Year          of Year         Dividends      Distributions     of Capital     Returns(1)
====================================================================================================================================
12/31/99                             $13.07            $11.19           $0.66            $0.00             $0.01        (9.44)%
------------------------------------------------------------------------------------------------------------------------------------
12/31/98                              13.18             13.07            0.74             0.37              0.00         7.83
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                              12.30             13.18            0.77             0.28              0.00        16.41
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                              13.26             12.30            0.69             0.12              0.00        (0.83)
------------------------------------------------------------------------------------------------------------------------------------
12/31/95                              10.67             13.26            0.83             0.16              0.00        34.74
------------------------------------------------------------------------------------------------------------------------------------
12/31/94                              13.01             10.67            0.80             0.31              0.03        (9.41)
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/93                12.56             13.01            0.69             0.14              0.00        10.38+
====================================================================================================================================
  Total                                                                 $5.18            $1.38             $0.04
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                        3

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                         Net Asset Value
                                    --------------------------
                                    Beginning           End            Income        Capital Gain        Return        Total
Year Ended                           of Year          of Year         Dividends      Distributions     of Capital     Returns(1)
====================================================================================================================================
12/31/99                             $13.11            $11.22           $0.77            $0.00             $0.01        (8.68)%
------------------------------------------------------------------------------------------------------------------------------------
12/31/98                              13.19             13.11            0.82             0.37              0.00         8.66
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                              12.28             13.19            0.85             0.28              0.00        17.44
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/96                13.03             12.28            0.72             0.12              0.00         1.01+
====================================================================================================================================
  Total                                                                 $3.16            $0.77             $0.01
====================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                 Without Sales Charges(1)
                                      ------------------------------------------
                                      Class A    Class B     Class L    Class Y
================================================================================
Year Ended 12/31/99                    (9.09)%    (9.44)%    (9.44)%    (8.68)%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99               9.19       8.67       8.72        N/A
--------------------------------------------------------------------------------
Ten Years Ended 12/31/99                 N/A       8.28        N/A        N/A
--------------------------------------------------------------------------------
Inception* through 12/31/99             7.95      10.61       6.29       4.27
================================================================================

                                                  With Sales Charges(2)
                                      ------------------------------------------
                                      Class A    Class B     Class L     Class Y
================================================================================
Year Ended 12/31/99                   (13.20)%   (13.30)%   (11.18)%    (8.68)%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99               8.20       8.53       8.50        N/A
--------------------------------------------------------------------------------
Ten Years Ended 12/31/99                 N/A       8.28        N/A        N/A
--------------------------------------------------------------------------------
Inception* through 12/31/99             7.26      10.61       6.13       4.27
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 12/31/99)                            72.83%
--------------------------------------------------------------------------------
Class B (12/31/89 through 12/31/99)                             121.51
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/99)                            51.85
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/99)                            17.72
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, L and Y shares are November 6, 1992, January 4, 1982, February 26, 1993 and February 7, 1996, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Smith Barney Investment Grade Bond Fund vs. the Lehman Brothers Long-Term Corporate Bond Index, the Lipper Corporate Debt A-Rated Average and the Salomon Smith Barney Corporate Index 10+ +

                                 [GRAPH OMITTED]

+ Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1989, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 1999. The Lehman Brothers Long-Term Corporate Bond Index is comprised of all publicly issued, fixed rate, non-convertible and dollar-denominated investment-grade corporate debt from a diverse range of industries with an average maturity of approximately 23 years. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Corporate Debt A-Rated Average is composed of the Fund's peer group of 32 mutual funds as of December 31, 1999. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

++ It is the opinion of management that the Salomon Smith Barney Corporate Index 10+ more accurately reflects the current composition of the Smith Barney Investment Grade Bond Fund. In future reporting, the Salomon Smith Barney Corporate Index 10+ will be used as a basis of comparison of the total return performance rather than the Lehman Brothers Long-Term Corporate Bond Index.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*

 8.6%    Aerospace & Defense
 5.5%    Airlines
 8.0%    Automotive
 5.6%    Banking
 5.8%    Electronics/Computers
 9.5%    Finance
 4.7%    Foods
10.2%    Multimedia
 9.4%    Oil & Gas
12.8%    Telecommunications
19.9%    Other

* As a percentage of total corporate bonds and notes.

Summary of Investments by Combined Ratings

                         Standard              Percentage of
      Moody's            & Poor's           Total Bonds & Notes
    ----------          -----------       ----------------------
        Aaa                 AAA                      2.7%
        Aa                  AA                      17.4
         A                   A                      40.4
        Baa                 BBB                     39.5
                                                   -----
                                                   100.0%
                                                   =====

--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                        5

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1999
--------------------------------------------------------------------------------

====================================================================================================================================
            FACE
           AMOUNT        RATING(A)                                 SECURITY                                             VALUE
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES -- 64.4%

Aerospace & Defense -- 5.6%
         $10,000,000       AA-        The Boeing Co., Debentures, 6.875% due 10/15/43                                  $ 8,612,500
           7,500,000       BBB-       Loral Corp., Debentures, 7.000% due 9/15/23                                        6,243,750
           5,000,000       Baa2*      Raytheon Co., Debentures, 7.200% due 8/15/27                                       4,443,750
          10,000,000       A+         United Technologies Corp., Debentures, 7.500% due 9/15/29                          9,787,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        29,087,500
------------------------------------------------------------------------------------------------------------------------------------
Airlines -- 3.6%
          12,500,000       Baa2*      AMR Corp., Debentures, 9.000% due 9/15/16                                         13,109,375
           5,000,000       BBB-       Delta Air Lines, Inc., Debentures 9.750% due 5/15/21                               5,468,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        18,578,125
------------------------------------------------------------------------------------------------------------------------------------
Automotive -- 5.2%
          10,000,000       A+         Chrysler Corp., Debentures, 7.450% due 3/1/27                                      9,687,500
          10,000,000       A+         Ford Motor Co., Notes, 6.375% due 2/1/29                                           8,425,000
          10,000,000       A          General Motors Corp., Debentures, 5.850% due 1/14/09                               8,862,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        26,975,000
------------------------------------------------------------------------------------------------------------------------------------
Banking -- 3.6%
          10,000,000       AA-        Abbey National PLC, Sub. Debentures, 7.950% due 10/26/29                          10,037,500
          10,000,000       Aa3*       NationsBank Corp., Debentures, 6.800% due 3/15/28                                  8,637,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        18,675,000
------------------------------------------------------------------------------------------------------------------------------------
Beverages -- 2.3%
           8,500,000       A+         Anheuser-Busch Cos., Inc., Debentures, 6.750% due 12/15/27                         7,618,125
           5,000,000       A          Coca-Cola Enterprises Inc., Debentures, 6.750% due 9/15/28                         4,387,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        12,005,625
------------------------------------------------------------------------------------------------------------------------------------
Electronics/Computers -- 3.7%
          10,000,000       A+         IBM Corp., Debentures, 8.375% due 11/1/19                                         10,925,000
          10,000,000       A+         Motorola, Inc., Debentures, 6.500% due 11/15/28                                    8,562,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        19,487,500
------------------------------------------------------------------------------------------------------------------------------------
Finance -- 6.1%
          10,000,000       A+         Ford Motor Credit, Sr. Notes, 5.800% due 1/12/09                                   8,887,500
           5,000,000       A+         Goldman Sachs Group, Inc., Notes, 7.350% due 10/1/09                               4,887,500
          10,000,000       A          Lehman Brothers Holdings Inc., Sr. Notes, 7.200% due 8/15/09                       9,575,000
          10,000,000       AA-        Merrill Lynch & Co., Debentures, 6.750% due 6/1/28                                 8,675,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        32,025,000
------------------------------------------------------------------------------------------------------------------------------------
Foods -- 3.0%
          16,000,000       A-         Ralston Purina Co., Debentures, 8.125% due 2/1/23                                 15,900,000
------------------------------------------------------------------------------------------------------------------------------------
Insurance -- 3.0%
          10,000,000       AA-        American General Corp., Debentures, 7.500% due 7/15/25                             9,362,500
           7,000,000       BBB+       Fairfax Financial Holdings Ltd., Notes, 8.250% due 10/1/15                         6,072,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        15,435,000
------------------------------------------------------------------------------------------------------------------------------------
Manufacturing -- 0.9%
           5,000,000       AA-        Illinois Tool Works Inc., Notes, 5.750% due 3/1/09                                 4,481,250
------------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

====================================================================================================================================
            FACE
           AMOUNT        RATING(A)                                 SECURITY                                              VALUE
------------------------------------------------------------------------------------------------------------------------------------
Multimedia -- 6.5%
        $10,000,000        BBB-       News America Holdings, Company Guaranteed,
                                         8.150% due 10/17/36                                                          $ 9,662,500
         12,000,000        BBB-       Paramount Communications, Inc., Sr. Debentures,
                                         7.500% due 7/15/23                                                            10,620,000
          5,000,000        BBB-       The Seagram Co. Ltd., Debentures, 6.875% due 9/1/23                               4,362,500
         10,000,000        BBB        Time Warner, Inc., Debentures, 7.570% due 2/1/24                                  9,537,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       34,182,500
------------------------------------------------------------------------------------------------------------------------------------
Oil & Gas -- 6.0%
         10,000,000        BBB        El Paso Energy Corp., Sr. Notes, 6.750% due 5/15/09                               9,325,000
         10,000,000        BBB        Occidental Petroleum Corp., Sr. Notes, 7.650% due 2/15/06                         9,987,500
          5,000,000        BBB        Petroleum Geo-Services, Bonds, 6.250% due 11/19/03                                4,793,750
          8,200,000        BBB-       Union Pacific Resources, Debentures, 7.500% due 10/15/26                          7,503,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       31,609,250
------------------------------------------------------------------------------------------------------------------------------------
Pollution Control -- 1.7%
         10,000,000        BBB        WMX Technologies Inc., Notes, 6.375% due 12/1/03                                  8,962,500
------------------------------------------------------------------------------------------------------------------------------------
Sovereign Debt -- 1.8%
          9,000,000        A          Province of Saskatchewan, Debentures, 8.000% due 2/1/13                           9,303,750
------------------------------------------------------------------------------------------------------------------------------------
Super National Entity -- 0.5%
         21,860,000        AAA        International Bank of Reconstruction and Development,
                                        zero coupon bond to yield 7.845% due 7/15/29                                    2,486,575
------------------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 8.2%
         10,000,000        AA-        AT&T Corp., Notes, 6.500% due 3/15/29                                             8,575,000
          7,140,000        AAA        BellSouth Telecommunications Inc., Debentures, 7.000% due 10/1/25                 6,586,650
         10,000,000        A-         Cable & Wireless Communications, Notes, 6.750% due 12/1/08                        9,925,000
         10,000,000        BBB+       Sprint Capital, Debentures, 6.875% due 11/15/28                                   8,912,500
         10,000,000        A-         Worldcom, Inc., Sr. Notes, 6.950% due 8/15/28                                     9,125,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       43,124,150
------------------------------------------------------------------------------------------------------------------------------------
Transportation -- 2.7%
         10,000,000        BBB        CSX Corp., Notes, 6.250% due 10/15/08                                             9,050,000
          5,000,000        BBB+       Norfolk Southern Corp., Bonds, 7.700% due 5/15/17                                 4,912,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       13,962,500
------------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS & NOTES
                                      (Cost -- $356,219,828)                                                          336,281,225
====================================================================================================================================
MORTGAGE-BACKED SECURITIES (b) -- 11.2%
          1,865,151                   FNMA 30 Year, 6.500% due 1/1/29                                                   1,758,484
         28,821,869                   GNMA 30 Year, 6.500% due 3/15/29                                                 27,074,400
         30,825,027                   GNMA 30 Year, 7.000% due 7/15/29                                                 29,784,682
------------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL MORTGAGE-BACKED SECURITIES
                                      (Cost -- $61,187,152)                                                            58,617,566
====================================================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                        7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

====================================================================================================================================
            FACE
           AMOUNT                                          SECURITY                                                     VALUE
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 14.9%
                                      U.S.  Treasury Bonds:
$   20,000,000                           7.875% due 2/15/21                                                           $ 22,364,800
    10,000,000                           6.125% due 11/15/27                                                             9,313,200
    10,000,000                           5.250% due 11/15/28                                                             8,245,400
    46,000,000                           5.250% due 2/15/29(c)                                                          38,110,080
------------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
                                      (Cost -- $81,730,783)                                                             78,033,480
====================================================================================================================================
REPURCHASE AGREEMENT -- 9.5%
    49,503,000                        Warburg Dillion Read, 3.000% due 1/3/00;
                                      Proceeds at maturity -- $49,515,376; (Fully collateralized by
                                      U.S. Treasury Notes, 6.500% due 5/31/01;
                                      Market value -- $50,493,868) (Cost -- $49,503,000)                                49,503,000
====================================================================================================================================
                                      TOTAL INVESTMENTS -- 100%
                                      (Cost -- $548,640,763**)                                                        $522,435,271
====================================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.

(b) Date shown represents the last in range of maturity dates of mortgage certificates owned.

(c)   A portion of this security is on loan (Note 5).

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 9 for definition of ratings.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB       -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa      -- Bonds rated "Baa" are considered as medium grade obligations,
            i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR       -- Indicates that the bond is not rated by Standard & Poor's or
            Moody's.


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                        9

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1999
--------------------------------------------------------------------------------

ASSETS:

     Investments, at value (Cost -- $548,640,763)                        $ 522,435,271
     Cash                                                                          841
     Collateral for securities on loan (Note 5)                             26,383,100
     Receivable for Fund shares sold                                           605,813
     Interest receivable                                                     9,194,938
--------------------------------------------------------------------------------------
     Total Assets                                                          558,619,963
--------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities on loan (Note 5)                                26,383,100
     Payable for Fund shares purchased                                       1,283,850
     Advisory fees payable                                                     209,724
     Administration fees payable                                                90,671
     Distribution fees payable                                                  47,585
     Accrued expenses                                                           93,340
--------------------------------------------------------------------------------------
     Total Liabilities                                                      28,108,270
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 530,511,693
======================================================================================
NET ASSETS:
     Par value of capital shares                                         $      47,305
     Capital paid in excess of par value                                   572,378,629
     Overdistributed net investment income                                      (3,374)
     Accumulated net realized loss from security transactions              (15,705,375)
     Net unrealized depreciation of investments                            (26,205,492)
--------------------------------------------------------------------------------------
Total Net Assets                                                         $ 530,511,693
======================================================================================
Shares Outstanding:
     Class A                                                                18,818,072
     ---------------------------------------------------------------------------------
     Class B                                                                17,115,318
     ---------------------------------------------------------------------------------
     Class L                                                                 1,683,034
     ---------------------------------------------------------------------------------
     Class Y                                                                 9,688,191
     ---------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                      $       11.22
     ---------------------------------------------------------------------------------
     Class B *                                                           $       11.21
     ---------------------------------------------------------------------------------
     Class L **                                                          $       11.19
     ---------------------------------------------------------------------------------
     Class Y (and redemption price)                                      $       11.22
     ---------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.71% of net asset value per share)   $       11.75
     ---------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)   $       11.30
======================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest                                                     $  40,548,407
--------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 2)                                2,594,524
     Distribution fees (Note 2)                                       2,421,991
     Administration fees (Note 2)                                     1,147,655
     Shareholder and system servicing fees                              391,604
     Registration fees                                                   73,376
     Shareholder communications                                          64,143
     Audit and legal                                                     48,896
     Directors' fees                                                     41,659
     Custody                                                             23,635
     Other                                                               19,672
--------------------------------------------------------------------------------
     Total Expenses                                                   6,827,155
--------------------------------------------------------------------------------
Net Investment Income                                                33,721,252
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions
      (excluding short-term securities):
       Proceeds from sales                                          870,869,878
       Cost of securities sold                                      885,246,165
--------------------------------------------------------------------------------
     Net Realized Loss                                              (14,376,287)
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation
      (Depreciation) of Investments:
       Beginning of year                                             49,808,732
       End of year                                                  (26,205,492)
--------------------------------------------------------------------------------
     Increase in Net Unrealized Depreciation                        (76,014,224)
--------------------------------------------------------------------------------
Net Loss on Investments                                             (90,390,511)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                            $ (56,669,259)
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                       11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                           1999             1998
====================================================================================================
OPERATIONS:
     Net investment income                                            $  33,721,252    $  32,654,497
     Net realized gain (loss)                                           (14,376,287)      15,949,183
     Increase in net unrealized depreciation                            (76,014,224)      (3,219,301)
----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                  (56,669,259)      45,384,379
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                              (33,728,682)     (33,069,438)
     Net realized gains                                                          --      (17,337,072)
     Capital                                                               (696,364)              --
----------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders          (34,425,046)     (50,406,510)
----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
     Net proceeds from sale of shares                                   135,979,643      178,170,675
     Net asset value of shares issued for reinvestment of dividends      19,663,427       30,877,496
     Cost of shares reacquired                                         (160,893,261)    (127,423,376)
----------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets
      From Fund Share Transactions                                       (5,250,191)      81,624,795
----------------------------------------------------------------------------------------------------
Increase  (Decrease) in Net Assets                                      (96,344,496)      76,602,664
NET ASSETS:
     Beginning of year                                                  626,856,189      550,253,525
----------------------------------------------------------------------------------------------------
     End of year*                                                     $ 530,511,693    $ 626,856,189
====================================================================================================
  *  Includes overdistributed net investment income of:               $      (3,374)   $      (2,060)
====================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Investment Grade Bond Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and eight other separate investment portfolios: Smith Barney Government Securities Fund, Smith Barney Contrarian Fund, Concert Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Small Cap Growth Fund and Smith Barney Premier Selections Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment adviser to the Fund. The Portfolio pays SSBC an advisory fee calculated at an annual rate of 0.45% of the average daily net assets up to $500 million and 0.42% of the average daily net assets thereafter. This fee is calculated daily and paid monthly.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the Fund's sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                       14

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Privatre Trust. During the period October 1, 1999 through December 31, 1999, the Fund paid transfer agent fees of $78,678 to Private Trust.

SSBC also acts as the Fund's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets there- after. This fee is calculated daily and paid monthly.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as members of the selling group.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 1999, SSB and CFBDS received sales charges of approximately $190,000 and $74,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                             Class A       Class B      Class L
================================================================================
CDSCs                        $6,000       $352,000      $12,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended December 31, 1999, total Distribution Plan fees incurred were:

                             Class A      Class B       Class L
================================================================================
Distribution Plan Fees      $591,545    $1,694,973     $135,473
================================================================================

All officers and one Director of the Fund are employees of SSB.

3. Investments

During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                         $831,844,931
--------------------------------------------------------------------------------
Sales                                              870,869,878
================================================================================

At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                    $   1,748,281
Gross unrealized depreciation                      (27,953,773)
--------------------------------------------------------------------------------
Net unrealized depreciation                      $ (26,205,492)
================================================================================

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1999, the Portfolio loaned stocks having a value of approximately $25,016,952 and holds the following collateral for loaned securities:

Security Descriptions                                                 Value
================================================================================
Time Deposits:
   Caisse des Depots et Consig., 12.000% due 1/3/00                $  4,636,690
   Chase Manhattan Bank, 4.500% due 1/3/00                            6,791,681
   Marshal & Isley, 2.000% due 1/3/00                                   805,578
   Suntrust Bank, 4.500% due 1/3/00                                   8,500,598
   Suntrust Bank, 13.000% due 1/3/00                                  5,648,553
--------------------------------------------------------------------------------
Total                                                              $ 26,383,100
================================================================================

Income earned by the Portfolio from securities loaned for the year ended December 31, 1999 was $77,665.

6. Capital Loss Carryforward

At December 31, 1999, the Portfolio had, for Federal income tax purposes, approximately $9,868,000 of unused capital loss carryforwards available to offset future capital gains expiring in 2007. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

7. Capital Shares

At December 31, 1999 the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At December 31, 1999, total paid-in capital amounted to the following for each class:

                          Class A        Class B        Class L       Class Y
================================================================================
Total Paid-in Capital  $216,624,243   $213,345,430   $ 21,483,220   $120,973,041
================================================================================


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                       15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                             Year Ended                                     Year Ended
                                                          December 31, 1999                              December 31, 1998
                                                 --------------------------------               --------------------------------
                                                   Shares                Amount                  Shares                 Amount
====================================================================================================================================
Class A
Shares sold                                      4,469,082            $ 54,940,121                5,233,650           $ 69,950,340
Shares issued on reinvestment                      907,823              10,897,536                1,192,598             15,821,653
Shares reacquired                               (5,841,277)            (70,496,063)              (3,943,897)           (52,610,416)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (464,372)           $ (4,658,406)               2,482,351           $ 33,161,577
====================================================================================================================================
Class B
Shares sold                                      3,572,268            $ 43,389,631                4,929,844           $ 66,085,664
Shares issued on reinvestment                      668,801               8,033,041                1,063,022             14,079,056
Shares reacquired                               (6,952,287)            (83,705,096)              (5,064,349)           (67,488,549)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                         (2,711,218)           $(32,282,424)                 928,517           $ 12,676,171
====================================================================================================================================
Class L*
Shares sold                                        748,179            $  9,136,262                1,130,469           $ 15,179,652
Shares issued on reinvestment                       61,261                 732,850                   73,908                976,787
Shares reacquired                                 (555,456)             (6,692,102)                (547,650)            (7,324,411)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       253,984            $  3,177,010                  656,727           $  8,832,028
====================================================================================================================================
Class Y
Shares sold                                      2,387,970            $ 28,513,629                2,044,302           $ 26,955,019
Shares issued on reinvestment                           --                      --                       --                     --
Shares reacquired                                       --                      --                       --                     --
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     2,387,970            $ 28,513,629                2,044,302           $ 26,955,019
====================================================================================================================================

* On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares                                             1999(1)          1998(1)          1997           1996           1995(1)
====================================================================================================================================
Net Asset Value, Beginning of Year                      $  13.12         $  13.19         $  12.27       $  13.25       $  10.67
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                     0.72             0.77             0.80           0.80           0.83
  Net realized and unrealized gain (loss)                  (1.88)            0.29             1.20          (0.90)          2.80
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                        (1.16)            1.06             2.00          (0.10)          3.63
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                    (0.73)           (0.76)           (0.80)         (0.76)         (0.89)
  Net realized gains                                          --            (0.37)           (0.28)         (0.12)         (0.16)
  Capital                                                  (0.01)              --               --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.74)           (1.13)           (1.08)         (0.88)         (1.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                            $  11.22         $  13.12         $  13.19       $  12.27       $  13.25
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                               (9.09)%           8.30%           17.10%         (0.47)%        35.29%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                      $    211         $    253         $    222       $    206       $    226
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                  1.03%            1.04%            1.02%          1.04%          1.11%
  Net investment income                                     5.94             5.73             6.43           6.63           7.02
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                      147%              32%              39%            48%            49%
====================================================================================================================================

Class B Shares                                              1999(1)          1998(1)          1997           1996           1995(1)
====================================================================================================================================
Net Asset Value, Beginning of Year                      $  13.09         $  13.19         $  12.29       $  13.25       $  10.67
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                     0.66             0.70             0.75           0.74           0.77
  Net realized and unrealized gain (loss)                  (1.87)            0.29             1.18          (0.90)          2.80
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                        (1.21)            0.99             1.93          (0.16)          3.57
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                    (0.66)           (0.72)           (0.75)         (0.68)         (0.83)
  Net realized gains                                          --            (0.37)           (0.28)         (0.12)         (0.16)
  Capital                                                  (0.01)              --               --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (0.67)           (1.09)           (1.03)         (0.80)         (0.99)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                            $  11.21         $  13.09         $  13.19       $  12.29       $  13.25
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                               (9.44)%           7.72%           16.44%         (0.89)%        34.63%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                      $    192         $    260         $    249       $    258       $    289
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                  1.52%            1.53%            1.51%          1.54%          1.61%
  Net investment income                                     5.44             5.23             5.95           6.13           6.51
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                      147%              32%              39%            48%            49%
====================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                       17

--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class L Shares                                    1999(1)           1998(1)(2)           1997            1996              1995(1)
===================================================================================================================================
Net Asset Value, Beginning of Year             $     13.07       $     13.18          $     12.30     $     13.26       $     10.67
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                               0.67              0.70                 0.72            0.75              0.78
  Net realized and unrealized gain (loss)            (1.88)             0.30                 1.21           (0.90)             2.80
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  (1.21)             1.00                 1.93           (0.15)             3.58
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              (0.66)            (0.74)               (0.77)          (0.69)            (0.83)
  Net realized gains                                    --             (0.37)               (0.28)          (0.12)            (0.16)
  Capital                                            (0.01)               --                   --              --                --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.67)            (1.11)               (1.05)          (0.81)            (0.99)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $     11.19       $     13.07          $     13.18     $     12.30       $     13.26
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                         (9.44)%            7.83%               16.41%          (0.83)%           34.74%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $    18,830       $    18,671          $    10,182     $     6,724       $     3,769
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                            1.46%             1.54%                1.49%           1.42%             1.56%
  Net investment income                               5.52              5.22                 5.93            6.28              6.55
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                147%               32%                  39%             48%               49%
====================================================================================================================================

Class Y Shares                                    1999(1)              1998(1)             1997          1996(3)
====================================================================================================================
Net Asset Value, Beginning of Year             $     13.11       $     13.19          $     12.28     $     13.03
--------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                               0.76              0.82                 0.83            0.75
  Net realized and unrealized gain (loss)            (1.87)             0.29                 1.21           (0.66)
--------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  (1.11)             1.11                 2.04            0.09
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                              (0.77)            (0.82)               (0.85)          (0.72)
  Net realized gains                                    --             (0.37)               (0.28)          (0.12)
  Capital                                            (0.01)               --                   --              --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.78)            (1.19)               (1.13)          (0.84)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $     11.22       $     13.11          $     13.19     $     12.28
--------------------------------------------------------------------------------------------------------------------
Total Return                                         (8.68)%            8.66%               17.44%           1.01%++
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $   108,657       $    95,708          $    69,328     $    18,174
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                            0.68%             0.70%                0.69%           0.72%+
  Net investment income                               6.31              6.07                 6.63            7.34+
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                147%               32%                  39%             48%
====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3)   For the period from February 7, 1996 (inception date) to December 31,
      1996.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Investment Grade Bond Fund of Smith Barney Investment Funds Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Investment Grade Bond Fund of Smith Barney Investment Funds Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                   KPMG LLP

New York, New York
February 11, 2000


--------------------------------------------------------------------------------
Smith Barney Investment Grade Bond Fund                                       19

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

A total of 5.51% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

Smith Barney
Investment Grade
Bond Fund

Directors

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

James E. Conroy
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser

SSB Citi Fund Management LLC

Distributor

CFBDS, Inc.

Custodian

PNC Bank, N.A.

Transfer Agent

Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Investment Grade Bond Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Investment Grade Bond Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutual funds

FD0317 2/00

SB
MF



      CONCERT
           Peachtree
                 Growth Fund

                                                         CLASSIC INVESTOR SERIES

                                                         Annual Report

                                                         DECEMBER 31, 1999

                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]


            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Concert Peachtree
Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Concert Peachtree Growth Fund seeks capital appreciation through investments in securities believed to have above-average potential for capital appreciation.

Concert Peachtree Growth Fund
Average Annual Total Returns
December 31, 1999
                                                   Without Sales Charges(1)
                                               ---------------------------------
                                               Class A(2)  Class B(2)  Class L
================================================================================
One-Year                                         19.88%      18.88%      18.67%
--------------------------------------------------------------------------------
Since Inception+                                 19.06       18.15       17.26
================================================================================

                                                     With Sales Charges(3)
                                               ---------------------------------
                                                Class A(2)  Class B(2) Class L
================================================================================
One-Year                                         13.90%      13.88%      16.45%
--------------------------------------------------------------------------------
Since Inception+                                 17.72       18.02       17.00
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Performance calculations include the historical return information related to the Common Sense II Aggressive Opportunity Fund of the Common Sense Trust, which was the predecessor fund, for the period from May 3, 1994 through June 30, 1995.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00% respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

 + Inception date for Class A and B shares is July 3, 1995. Inception date for Class L shares is August 8, 1995.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

Strict adherence to our approach of investing in companies with positive earnings characteristics and reasonable stock valuations continued to drive the Fund's performance results during the period. In addition, sticking to our investment philosophy of being fully invested enabled the Fund to capture higher returns from stocks versus the yields from either bonds or cash equivalents.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------
                 Class A                                CPGFA
                 Class B                                CPGFB
                 Class L                                CPGFL

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter.............................................................1
Historical Performance.........................................................3
Concert Peachtree Growth Fund
at a Glance....................................................................5
Schedule of Investments........................................................6
Statement of Assets and Liabilities............................................9
Statement of Operations.......................................................10
Statements of Changes in Net Assets...........................................11
Notes to Financial Statements.................................................12
Financial Highlights..........................................................17
Independent Auditors' Report..................................................19
Tax Information...............................................................20

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PICTURE]    [PICTURE]
Heath B.     Dennis A.
McLendon     Johnson, CFA

Chairman     President and
             Chief Investment Officer,
             Peachtree Asset
             Management

Dear Shareholder:

We are pleased to present the annual report for Concert Peachtree Growth Fund ("Fund") for the year ended December 31, 1999. In this report, we summarize the year's prevailing economic and market conditions and outline our portfolio strategy. Any discussion of the Fund's holdings is as of December 31, 1999. Please refer to pages six through eight for a list of the Fund's holdings. We hope you find this report to be useful and informative.

Performance Update

For the year ended December 31, 1999, the returns of the Fund's Class A, B and L shares, without the effects of sales charges, had a return of 19.88%, 18.88% and 18.67%, respectively. In comparison, the return for the Russell 1000 Growth Index1 was 33.16% during the same period.

Investment Strategy and Portfolio Update

We have specific criteria that we look for in every company that we invest. As long as a particular holding meets our criteria, it will remain in the Fund's portfolio. When that criteria is no longer met, the security is sold and replaced with one that meets our strict parameters.

We are also bottom-up2 managers who strive to remain fully invested at all times. We seek to identify companies that we believe will provide the best returns to our shareholders over time, while at the same time trying to help minimize risk.

Strict adherence to our approach of investing in companies with positive earnings characteristics and reasonable stock valuations continued to drive the Fund's performance results during the year. In addition, sticking to our investment philosophy of being fully invested enabled the Fund to capture higher returns from stocks versus the yields from either bonds or cash equivalents.

These elements of our investment approach were critical in 1999, considering the market volatility driven by Y2K concerns, rising interest rates and rapid stock market rotation between economically sensitive stocks.

The performance of the Fund received a boost during the period from our emphasis on technology stocks such as:

 .    AOL (a leader in interactive services, Web brands, Internet technologies and electronic commerce services)3

 .    Microsoft (a leading technology company that develops, manufactures, licenses and supports a wide range of software products, as well as Internet/Intranet products and services)


---------------
1 The Russell 1000 Growth Index measures the performance of these Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Price-to-book ratios show the price of a stock compared to the difference between a company's assets and liabilities.

2 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

3 Higher merger and acquisition activity that has been taking place on a global scale over the past few years was further seen by the recent announcement by America Online Inc. and Time Warner Inc. that Internet pioneer AOL plans to acquire media giant Time Warner to create what will be called AOL Time Warner Inc. The mega-merger will be the largest to date and may represent the first sign of further consolidation between media companies and Internet firms.

--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                  1

 .    Apple Computer (a major computer company that designs, manufactures and markets microprocessor-based personal computers)

In addition the Fund's performance during the period was positively impacted by its holdings in telecommunications and related companies such as:

 .    Nextel (a company that provides a wide array of digital and analog wireless communications services throughout the United States)

 .    Scientific-Atlanta (a company that provides products and services for advanced communications networks delivering voice, data and video)

In the consumer cyclical stock sector, stocks such as Home Depot (a leading retailer in the home improvement industry), Wal-Mart (a retailing giant that operates numerous discount stores and supercenters throughout the U.S. and worldwide) and General Electric (one of the largest and most diversified industrial corporations in the world) contributed to the Fund's performance during the period. However, we were disappointed in our investments in financial, health care, consumer staple and energy stocks, which did not perform as expected.

Market and Portfolio Outlook
We believe that careful stock selection should continue to be an important factor driving the Fund's performance in 2000. It is possible that the returns for the market will continue to be derived from just a few stocks.

Our extensive analysis will continue to focus on companies with favorable earnings trends and reasonable stock valuations. In our opinion, such companies can still be found in sectors like technology, telecommunications, energy and consumer cyclical. We are also finding selective opportunities in the healthcare and consumer staples sectors, particularly pharmaceutical and packaged food stocks.

We plan to continue to closely follow our sell discipline to help minimize the performance risks associated with stocks that become overvalued or companies that are experiencing a deterioration in business conditions. Lastly, we plan on focusing on new investment opportunities that may come from an improvement in business conditions for specific companies. Looking ahead, new investment ideas for the Fund may also come from stocks that we think are incorrectly priced based on a company's level of business as well as resulting from extraordinary market volatility.

Thank you for your investment in the Concert Peachtree Growth Fund. We look forward to serving your investment needs in the new century.

Respectfully submitted,


/s/ Heath B. McLendon                 /s/ Dennis A. Johnson

Heath B. McLendon                     Dennis A. Johnson, CFA
Chairman                              President and
                                      Chief Investment Officer
                                      Peachtree Asset Management


January 15, 2000

--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

------------------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
                                      Net Asset Value
                                 --------------------------
                                 Beginning            End                Income              Capital Gain           Total
Year Ended                        of Year           of Year            Dividends            Distributions         Returns(1)
====================================================================================================================================
12/31/99                          $17.71            $19.10               $0.00                 $2.09               19.88%
------------------------------------------------------------------------------------------------------------------------------------
12/31/98                           13.41             17.71                0.00                  0.13               33.13
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                           13.80             13.41                0.00                  1.07                5.18
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                           14.31             13.80                0.11                  2.26               13.96
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/95             13.36             14.31                0.02                  0.93               14.61+
====================================================================================================================================
  Total                                                                  $0.13                 $6.48
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
                                      Net Asset Value
                                 --------------------------
                                 Beginning            End                Income              Capital Gain           Total
Year Ended                        of Year           of Year            Dividends            Distributions         Returns(1)
====================================================================================================================================
12/31/99                          $17.35            $18.50               $0.00                 $2.09               18.88%
------------------------------------------------------------------------------------------------------------------------------------
12/31/98                           13.24             17.35                0.00                  0.13               32.11
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                           13.74             13.24                0.00                  1.07                4.40
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                           14.27             13.74                0.02                  2.26               13.12
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/95             13.36             14.27                0.00                  0.93               14.15+
====================================================================================================================================
  Total                                                                   $0.02                $6.48
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class L Shares
------------------------------------------------------------------------------------------------------------------------------------
                                      Net Asset Value
                                 --------------------------
                                 Beginning            End                Income              Capital Gain           Total
Year Ended                        of Year           of Year            Dividends            Distributions         Returns(1)
====================================================================================================================================
12/31/99                          $17.41            $18.54               $0.00                 $2.09               18.67%
------------------------------------------------------------------------------------------------------------------------------------
12/31/98                           13.28             17.41                0.00                  0.13               32.17
------------------------------------------------------------------------------------------------------------------------------------
12/31/97                           13.78             13.28                0.00                  1.07                4.38
------------------------------------------------------------------------------------------------------------------------------------
12/31/96                           14.29             13.78                0.02                  2.26               13.24
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/95             14.05             14.29                0.00                  0.93                8.69+
====================================================================================================================================
  Total                                                                  $0.02                 $6.48
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
------------------------------------------------------------------------------------------------------------------------------------
                                      Net Asset Value
                                 --------------------------
                                 Beginning            End                Income              Capital Gain           Total
Year Ended                        of Year           of Year            Dividends            Distributions         Returns(1)
====================================================================================================================================
12/31/99                          $17.79            $19.29               $0.00                 $2.09               20.41%
------------------------------------------------------------------------------------------------------------------------------------
12/31/98                           13.42             17.79                0.00                  0.13               33.62
------------------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97             14.86             13.42                0.00                  1.07               (2.25)+
------------------------------------------------------------------------------------------------------------------------------------
  Total                                                                 $ 0.00                 $3.29
====================================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                  3

------------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Without Sales Charges(1)
                                                  ----------------------------------------------------------------------------------
                                                  Class A(2)           Class B(2)              Class L             Class Y
====================================================================================================================================
Year Ended 12/31/99                                19.88%               18.88%                  18.67%              20.41%
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 12/31/99                        19.06                18.15                   17.26               22.73
====================================================================================================================================

                                                                           Without Sales Charges(1)
                                                  ----------------------------------------------------------------------------------
                                                  Class A(2)           Class B(2)              Class L             Class Y
====================================================================================================================================
Year Ended 12/31/99                                13.90%               13.88%                  16.45%              20.41%
------------------------------------------------------------------------------------------------------------------------------------
Inception* through 12/31/99                        17.72                18.02                   17.00               22.73
====================================================================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------
                                                        Without Sales Charges(1)
================================================================================
Class A (May 3, 1994 through 12/31/99)(2)                       119.24%
--------------------------------------------------------------------------------
Class B (May 3, 1994 through 12/31/99)(2)                       111.73
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/99)                           101.49
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/99)                            57.28
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Performance calculations for Class A and B shares include the historical return information related to the Common Sense II Aggressive Opportunity Fund of the Common Sense Trust, which was the predecessor fund, for the period from May 3, 1994 through June 30, 1995.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and Class L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 * Inception dates for Class A, B, L and Y shares are July 3, 1995, July 3, 1995, August 8, 1995 and October 15, 1997, respectively.

 + Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Concert Peachtree Growth Fund at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class A Shares and Class B Shares of the
Concert Peachtree Growth Fund vs. Russell 1000 Growth Index and Russell 2000 Index+
--------------------------------------------------------------------------------

                                    [GRAPH]

                           May 1994 -- December 1999

                    Class A          Class B         Russell 1000   Russell 2000
May 3 1994           9,448            10,000            10,000         10,000
Dec. 1994            9,552             9,619            10,688         10,027
Dec. 1995           12,506            12,744            14,663         12,880
Dec. 1996           14,251            14,568            18,053         15,005
Dec. 1997           14,990            15,322            23,557         18,361
Dec. 1998           19,959            20,411            32,674         17,894
Dec. 31 1999        23,926            24,384            43,938         19,555


+ Hypothetical illustration of $10,000 invested in Class A and B shares on May 3, 1994 (inception of Common Sense II Aggressive Opportunity Fund of the Common Sense Trust ("Common Sense") which was the predecessor Fund), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and reinvestment of dividends and capital gain, if any, at net asset value through December 31, 1999. (Performance calculations include the historical return information related to Common Sense for the period from May 3, 1994 through June 30, 1995). The Russell 2000 Index is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*
-----------------------------------------------

                    [CHART]

 3.7% Banking
15.5% Computer Software & Hardware
11.2% Diversified Manufacturing
 4.6% Drugs/Health Care
 7.9% Electronics/Semi-conductor
 5.7% Foods
 5.5% Heath Care
 7.7% Internet
 5.2% Retail
16.3% Telecommunications
16.7% Other


 Top Ten Holdings*
------------------------------------------------------

 1.  General Electric Co.                        8.7%
------------------------------------------------------

 2.  Lucent Technologies, Inc.                   6.1
------------------------------------------------------

 3.  America Online, Inc.                        6.1
------------------------------------------------------

 4.  Microsoft Corp.                             5.9
------------------------------------------------------

 5.  Nextel Communications                       4.4
------------------------------------------------------

 6.  Apple Computer, Inc.                        3.5
------------------------------------------------------

 7.  Compuware Corp.                             3.3
------------------------------------------------------

 8.  Bristol-Myers Squibb Co.                    3.1
------------------------------------------------------

 9.  LSI Logic, Inc.                             3.0
------------------------------------------------------

10.  Sun Microsystems, Inc.                      2.9
------------------------------------------------------

*    As a percentage of total common stock.

--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                  5

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1999
--------------------------------------------------------------------------------

 SHARES                            SECURITY                              VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 99.7%
Aerospace/Defense -- 1.8%
   155,000  General Dynamics                                       $  8,176,250
--------------------------------------------------------------------------------
Banking -- 3.7%
   221,250  AmSouth Bancorporation                                    4,272,891
   124,031  Commerce Bancshares Inc.                                  4,201,550
   125,000  SouthTrust Corp.                                          4,726,563
    46,000  Suntrust Banks, Inc.                                      3,165,375
--------------------------------------------------------------------------------
                                                                     16,366,379
--------------------------------------------------------------------------------
Biotechnology - Agricultural -- 1.0%
   119,400  Monsanto Co. (b)                                          4,253,625
--------------------------------------------------------------------------------
Broadcast/TV/Cable/Radio -- 3.0%
   140,000  Comcast Corp. (a)(b)                                      7,035,000
   126,000  Cox Communications, Inc.(a)(b)                            6,489,000
--------------------------------------------------------------------------------
                                                                     13,524,000
--------------------------------------------------------------------------------
Computer Software & Hardware -- 15.5%
   150,000  Apple Computer, Inc. (a)(b)                              15,421,875
   391,000  Compuware Corp. (a)                                      14,564,750
   225,000  Microsoft Corp. (a)                                      26,268,750
   168,000  Sun Microsystems Inc. (a)                                13,009,500
--------------------------------------------------------------------------------
                                                                     69,264,875
--------------------------------------------------------------------------------
Diversified Manufacturing -- 11.2%
   250,500  General Electric Co. (b)                                 38,764,875
   292,000  Tyco International Ltd.                                  11,351,500
--------------------------------------------------------------------------------
                                                                     50,116,375
--------------------------------------------------------------------------------
Drugs/Health Care -- 4.6%
   217,000  Pharmacia & Upjohn, Inc.                                  9,765,000
   132,000  Warner-Lambert Co.                                       10,815,750
--------------------------------------------------------------------------------
                                                                     20,580,750
--------------------------------------------------------------------------------
Electronics/Semi-conductor -- 7.9%
   123,000  Analog Devices, Inc. (a)                                 11,439,000
    93,000  KLA-Tencor Corp. (a)                                     10,357,875
   200,000  LSI Logic Corp. (a)(b)                                   13,500,000
--------------------------------------------------------------------------------
                                                                     35,296,875
--------------------------------------------------------------------------------
Electric Utilities -- 0.5%
   100,000  PP&L Resources, Inc.                                      2,287,500
--------------------------------------------------------------------------------
Foods -- 5.7%
   122,000  Nabisco Holdings Corp. (b)                                3,858,250
   130,000  Quaker Oats Co.                                           8,531,250
   167,000  Ralston-Ralston Purina Group                              4,655,125
   113,100  Safeway Inc. (a)(b)                                       4,022,119
   192,000  Sara Lee Corp.                                            4,236,000
--------------------------------------------------------------------------------
                                                                     25,302,744
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued                             December 31, 1999
--------------------------------------------------------------------------------

 SHARES                            SECURITY                            VALUE
--------------------------------------------------------------------------------
Health Care -- 5.5%
   216,600  Bristol-Myers Squibb Co.                               $ 13,903,013
    29,000  CIGNA Corp.                                               2,336,313
   194,000  Schering-Plough Corp.                                     8,184,375
--------------------------------------------------------------------------------
                                                                     24,423,701
--------------------------------------------------------------------------------
Insurance -- 1.5%
    41,500  AFLAC Inc.                                                1,958,281
    54,500  Providian Financial Corp.                                 4,962,906
--------------------------------------------------------------------------------
                                                                      6,921,187
--------------------------------------------------------------------------------
Internet -- 7.7%
   358,000  America Online, Inc. (a)                                 27,006,625
    84,000  Earthlink Network, Inc. (a)                               3,570,000
   142,000  Mindspring Enterprises, Inc. (a)                          3,749,687
--------------------------------------------------------------------------------
                                                                     34,326,312
--------------------------------------------------------------------------------
Machinery -- 1.4%
    50,600  Applied Materials, Inc. (a)                               6,410,387
--------------------------------------------------------------------------------
Medical Equipment -- 1.6%
   198,000  Medtronic Inc.                                            7,214,625
--------------------------------------------------------------------------------
Oil & Gas -- 1.9%
    50,000  Apache Corp.                                              1,846,875
    65,900  Columbia Energy Group                                     4,168,175
    25,000  Phillips Petroleum Co.                                    1,175,000
    35,000  Unocal Corp. (b)                                          1,174,687
--------------------------------------------------------------------------------
                                                                      8,364,737
--------------------------------------------------------------------------------
Paper & Related Products -- 0.3%
    25,000  Champion International Corp.                              1,548,438
--------------------------------------------------------------------------------
Publishing - Newspapers -- 0.7%
    55,000  Knight-Ridder, Inc. (b)                                   3,272,500
--------------------------------------------------------------------------------
Retail -- 5.2%
   162,000  Abercrombie & Fitch Co. (a)                               4,323,375
   136,500  Home Depot, Inc.                                          9,358,781
   136,000  Wal-Mart Stores, Inc.                                     9,401,000
--------------------------------------------------------------------------------
                                                                     23,083,156
--------------------------------------------------------------------------------
Telecommunications -- 16.3%
    98,800  ADTRAN Inc. (a)                                           5,082,025
   246,000  CommScope, Inc. (a)                                       9,916,875
   363,000  Lucent Technologies, Inc. (b)                            27,156,938
   192,000  Nextel Communications, Inc. (a)(b)                       19,800,000
   199,000  Scientific-Atlanta, Inc.                                 11,069,375
--------------------------------------------------------------------------------
                                                                     73,025,213
--------------------------------------------------------------------------------
Telephone -- 2.7%
   226,500  MCI WorldCom, Inc. (a)(b)                                12,018,656
--------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $344,201,853 )                                 445,778,285
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                  7

--------------------------------------------------------------------------------
Schedule of Investments (continued                             December 31, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT                             SECURITY                              VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.3%
$1,342,000  Morgan Stanley Dean Witter & Co., 2.500% due 1/3/00;
            Proceeds at maturity -- $1,342,280 (Fully
            collateralized by U.S. Treasury Bonds, 6.000% to
            7.250% due 8/15/22 to 2/15/26 Market value --
            $1,354,618)(Cost -- $1,342,000)                        $  1,342,000
--------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $345,543,853*)                                $447,120,285
--------------------------------------------------------------------------------
(a)  Non-income producing security.

(b)  A portion of this security is on loan (See Note 6)

 *   Aggregate cost for Federal income tax purposes is substantially the same.



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1999
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $345,543,853)                    $447,120,285
   Cash                                                                     536
   Collateral for securities on loan (Note 6)                        96,911,937
   Receivable for Fund shares sold                                      168,096
   Dividends and interest receivable                                    313,995
--------------------------------------------------------------------------------
   Total Assets                                                     544,514,849
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 6)                           96,911,937
   Payable for Fund shares purchased                                    180,504
   Management fee payable                                               353,192
   Accrued expenses                                                      98,139
--------------------------------------------------------------------------------
   Total Liabilities                                                 97,543,772
--------------------------------------------------------------------------------
Total Net Assets                                                   $446,971,077
================================================================================
NET ASSETS:
   Par value of capital shares                                     $     23,448
   Capital paid in excess of par value                              334,430,583
   Accumulated net realized gain on security transactions            10,940,614
   Net unrealized appreciation of investments                       101,576,432
--------------------------------------------------------------------------------
Total Net Assets                                                   $446,971,077
================================================================================
Shares Outstanding:
   Class A                                                            6,471,160
   -----------------------------------------------------------------------------
   Class B                                                            5,132,920
   -----------------------------------------------------------------------------
   Class L                                                               34,707
   -----------------------------------------------------------------------------
   Class Y                                                           11,809,556
   -----------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                        $19.10
   -----------------------------------------------------------------------------
   Class B *                                                             $18.50
   -----------------------------------------------------------------------------
   Class L **                                                            $18.54
   -----------------------------------------------------------------------------
   Class Y (and redemption price)                                        $19.29
   -----------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)     $20.10
   -----------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)     $18.73
================================================================================
 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                  9

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                       $  2,571,928
   Interest                                                             466,596
   Less: Foreign withholding tax                                         (4,319)
--------------------------------------------------------------------------------
   Total Investment Income                                            3,034,205
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                           3,598,241
   Distribution fees (Note 2)                                           993,818
   Shareholder and system servicing fees                                340,929
   Registration fees                                                     77,253
   Audit and legal                                                       66,834
   Shareholder communications                                            44,740
   Directors' fees                                                       35,085
   Other                                                                  8,645
--------------------------------------------------------------------------------
   Total Expenses                                                     5,165,545
--------------------------------------------------------------------------------
Net Investment Loss                                                  (2,131,340)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                            347,557,518
     Cost of securities sold                                        290,333,893
--------------------------------------------------------------------------------
   Net Realized Gain                                                 57,223,625
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                               81,026,254
     End of year                                                    101,576,432
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                           20,550,178
--------------------------------------------------------------------------------
Net Gain on Investments                                              77,773,803
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 75,642,463
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                        1999           1998
================================================================================
OPERATIONS:
   Net investment loss                             $ (2,131,340)  $ (1,160,590)
   Net realized gain                                 57,223,625      7,698,625
   Increase in net unrealized appreciation           20,550,178     75,285,882
--------------------------------------------------------------------------------
   Increase in Net Assets From Operations            75,642,463     81,823,917
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                               (47,172,390)    (2,434,019)
--------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to
     Shareholders                                   (47,172,390)    (2,434,019)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                 118,088,916     55,639,704
   Net asset value of shares issued for
     reinvestment of dividends                       23,531,401      1,067,774
   Cost of shares reacquired                        (56,661,648)   (27,622,553)
--------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share
     Transactions                                    84,958,669     29,084,925
--------------------------------------------------------------------------------
Increase in Net Assets                              113,428,742    108,474,823

NET ASSETS:
   Beginning of year                                333,542,335    225,067,512
--------------------------------------------------------------------------------
   End of year*                                    $446,971,077   $333,542,335
================================================================================
* Includes accumulated net investment loss of:               --   $       (920)
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                 11

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.  Significant Accounting Policies

The Concert Peachtree Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and eight other separate investment portfolios:Smith Barney Investment Grade Bond Fund, Smith Barney Contrarian Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Hansberger Global Small Cap Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Small Cap Growth Fund and Smith Barney Premier Selections Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities, other than U.S. government agencies, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated using the specific identification method; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(l) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

2.  Management Agreement and Other Transactions

SSB Citi Fund Management LLC("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 1.00% of the average daily net assets up to $250 million and 0.85% of the average daily net assets in excess of $250 million. This fee is calculated daily and paid monthly.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through December 31, 1999, the Fund paid transfer agent fees of $2,343 to Private Trust.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the year ended December 31, 1999, SSB received no brokerage commissions.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CSDC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 1999, CFBDS and SSB received sales charges of approximately $12,000 and $3,000 for Class A and Class L shares, respectively. In addition, CDSCs paid to CFBDS were approximately $3,000 for Class B shares.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.

For the year ended December 31, 1999, total Distribution Plan fees incurred by the Portfolio were:

                                              Class A      Class B     Class L
===============================================================================
Distribution Plan Fees                        $251,543    $737,429      $4,846
===============================================================================

All officers and one Director of the Fund are employees of SSB.

3.  Investments

During the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===============================================================================
Purchases                                                         $383,486,352
-------------------------------------------------------------------------------
Sales                                                              347,557,518
===============================================================================

At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                     $119,524,914
Gross unrealized depreciation                                      (17,948,482)
-------------------------------------------------------------------------------
Net unrealized appreciation                                       $101,576,432
===============================================================================


--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                 13

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4.  Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5.  Option Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At December 31, 1999, the Portfolio had no purchased call or put options.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that a Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended December 31, 1999, the Portfolio did not write any call or put options.

6.  Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At December 31, 1999, the Portfolio loaned common stocks having a value of approximately $95,300,539 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
  CAISSE, 12.00% due 1/3/00                                         $ 2,344,985
  Chase Bank, 4.50% due 1/3/00                                        4,282,008
  Deutsche Bank, 11.00% due 1/3/00                                   17,668,484
  Marshal & Isley, 2.00% due 1/3/00                                     407,418
  Sun Trust Bank, 13.00% due 1/3/00                                   2,856,731
  Sun Trust Bank, 4.50% due 1/3/00                                    4,299,140
Certificates of Deposit:
  Deutsche Bank, 6.04% due 1/3/00                                     1,221,829
  Windmill Funding, 5.91% due 2/23/00                                 8,252,904
  Australia New Zealand, 6.29% due 1/14/00                            4,065,494
  Toronto Dominion, 6.74% due 1/14/00                                11,556,039
Commercial Paper:
  Corp. Receivable, 5.9414% due 2/28/00                               1,605,233
  Atlantis One, 5.9202% due 2/23/00                                  21,884,495
  Asset Securitization, 5.9434% due 2/28/00                           1,348,731
  Delaware Funding, 5.9953% due 1/24/00                               1,193,939
Floating Rate Notes:
  American Home Products, 5.5075% due 4/20/00                         1,449,601
  Goldman Sachs & Co., 5.91% due 8/23/00                              2,549,340
Interest Bearing Note:
  Bank of Montreal, 6.68% due 1/14/00                                 9,925,566
--------------------------------------------------------------------------------
Total                                                               $96,911,937
================================================================================

For the year ended December 31, 1999, securities lending income earned was $61,837.

7.  Capital Shares

At December 31, 1999, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At December 31, 1999, total paid-in capital amounted to the following for each class:

                              Class A       Class B      Class L     Class Y
================================================================================
Total Paid-in Capital       $91,737,693   $75,368,962   $571,198  $166,776,178
================================================================================


--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                 15

--------------------------------------------------------------------------------
Notes to Financial Statement (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                                          Year Ended                  Year Ended
                                                                       December 31, 1999           December 31, 1998
                                                                    ----------------------     -------------------------
                                                                     Shares        Amount        Shares        Amount
========================================================================================================================
Class A
Shares sold                                                         3,067,687   $ 58,001,350    1,041,557   $ 15,731,753
Shares issued on reinvestment                                         717,433     13,563,289       38,891        629,547
Shares reacquired                                                  (2,209,240)   (41,074,980)  (1,209,054)   (18,044,902)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                             1,575,880   $ 30,489,659     (128,606)  $ (1,683,602)
========================================================================================================================
Class B
Shares sold                                                         2,044,383   $ 36,405,757      840,003   $ 12,333,600
Shares issued on reinvestment                                         514,938      9,442,662       27,496        436,622
Shares reacquired                                                    (830,572)   (14,818,964)    (648,885)    (9,491,411)
------------------------------------------------------------------------------------------------------------------------
Net Increase                                                        1,728,749   $ 31,029,455      218,614   $  3,278,811
========================================================================================================================
Class L+
Shares sold                                                            22,055   $    391,212        3,297   $     50,922
Shares issued on reinvestment                                           3,623         66,773          101          1,605
Shares reacquired                                                      (3,730)       (67,704)      (5,954)       (86,240)
------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                                21,948   $    390,281       (2,556)  $    (33,713)
========================================================================================================================
Class Y
Shares sold                                                         1,281,857   $ 23,290,597    1,943,719   $ 27,523,429
Shares issued on reinvestment                                          23,914        458,677           --             --
Shares reacquired                                                     (37,899)      (700,000)          --             --
------------------------------------------------------------------------------------------------------------------------
Net Increase                                                        1,267,872   $ 23,049,274    1,943,719   $ 27,523,429
========================================================================================================================


+ On June 12, 1998, Class C shares were renamed Class L shares.

--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares                         1999(1)     1998(1)        1997      1996      1995(2)
================================================================================================
Net Asset Value, Beginning of Year    $  17.71     $ 13.41     $ 13.80   $ 14.31   $   13.36
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)           (0.12)      (0.07)       0.03      0.01        0.03
  Net realized and unrealized gain        3.60        4.50        0.65      1.85        1.87
------------------------------------------------------------------------------------------------
Total Income From Operations              3.48        4.43        0.68      1.86        1.90
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     --          --          --     (0.11)      (0.02)
  Net realized gains                     (2.09)      (0.13)      (1.07)    (2.26)      (0.93)
------------------------------------------------------------------------------------------------
Total Distributions                      (2.09)      (0.13)      (1.07)    (2.37)      (0.95)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $  19.10     $ 17.71     $ 13.41   $ 13.80   $   14.31
------------------------------------------------------------------------------------------------
Total Return                             19.88%      33.13%       5.18%    13.96%      14.61%++
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $123,593     $86,712     $67,349   $72,180   $  57,693
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                1.44%       1.40%       1.67%     1.78%       1.72%+
  Net investment income (loss)           (0.64)      (0.48)       0.22      0.13        0.46+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     94%         93%        227%      183%         51%
================================================================================================

Class B Shares                         1999(1)     1998(1)        1997      1996      1995(2)
================================================================================================
Net Asset Value, Beginning of Year    $  17.35     $ 13.24     $ 13.74   $ 14.27   $   13.36
------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                    (0.26)      (0.19)      (0.07)    (0.09)      (0.02)
  Net realized and unrealized gain        3.50        4.43        0.64      1.84        1.86
------------------------------------------------------------------------------------------------
Total Income From Operations              3.24        4.24        0.57      1.75        1.84
------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     --          --          --     (0.02)         --
  Net realized gains                     (2.09)      (0.13)      (1.07)    (2.26)      (0.93)
------------------------------------------------------------------------------------------------
Total Distributions                      (2.09)      (0.13)      (1.07)    (2.28)      (0.93)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Year          $  18.50     $ 17.35     $ 13.24   $ 13.74   $   14.27
------------------------------------------------------------------------------------------------
Total Return                             18.88%      32.11%       4.40%    13.12%      14.15%++
------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $ 94,969     $59,062     $42,172   $43,148   $  32,685
------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                2.24%       2.21%       2.42%     2.53%       2.46%+
  Net investment loss                    (1.44)      (1.29)      (0.53)    (0.63)      (0.27)+
------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                     94%         93%        227%      183%         51%
================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from July 3, 1995 (inception date) to December 31, 1995.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +   Annualized.

--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                 17

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:


Class L Shares                                1999(1)             1998(1)(2)            1997                1996       1995(3)
================================================================================================================================
Net Asset Value, Beginning of Year            $17.41              $13.28              $13.78              $14.29       $14.05
--------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                 (0.32)              (0.18)              (0.05)              (0.08)        0.01
  Net realized and unrealized gain              3.54                4.44                0.62                1.85         1.16
--------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                    3.22                4.26                0.57                1.77         1.17
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           --                  --                  --               (0.02)          --
  Net realized gains                           (2.09)              (0.13)              (1.07)              (2.26)       (0.93)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (2.09)              (0.13)              (1.07)              (2.28)       (0.93)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $18.54              $17.41              $13.28              $13.78       $14.29
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                   18.67%              32.17%               4.38%              13.24%        8.69%++
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                  $644                $222                $203                $174          $88
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     2.56%                2.16%               2.41%               2.40%        2.29%+
  Net investment income (loss)                (1.77)               (1.23)              (0.53)              (0.48)        0.13+
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          94%                  93%                227%                183%          51%
================================================================================================================================

Class Y Shares                                1999(1)             1998(1)               1997(4)
================================================================================================================================
Net Asset Value, Beginning of Year            $17.79              $13.42                $14.86
--------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                 (0.04)              (0.02)                 0.01
  Net realized and unrealized gain (loss)       3.63                4.52                 (0.38)
--------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             3.59                4.50                 (0.37)
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net realized gains                           (2.09)              (0.13)                (1.07)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (2.09)              (0.13)                (1.07)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $19.29              $17.79                $13.42
--------------------------------------------------------------------------------------------------------------------------------
Total Return                                   20.41%              33.62%                (2.25)%++
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $227,765            $187,546              $115,343
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.00%               1.07%                 1.10%+
  Net investment income (loss)                 (0.20)              (0.14)                 0.62+
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           94%                 93%                  227%
================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3)  For the period from August 8, 1995 (inception date) to December 31, 1995.
(4)  For the period from October 15, 1997 (inception date) to December 31, 1997.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Concert Peachtree Growth Fund of Smith Barney Investment Funds Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended and the period from July 3, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Concert Peachtree Growth Fund of Smith Barney Investment Funds Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period from July 3, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.

                                                      KPMG LLP
New York, New York
February 11, 2000

--------------------------------------------------------------------------------
Concert Peachtree Growth Fund                                                 19

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1999:

   . A corporate dividends received deduction of 13.24%.

   . Total long-term capital gain distributions paid of $21,940,080.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

Concert Peachtree
Growth Fund

Directors
Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus

Officers
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Dennis A. Johnson
President and Chief Investment Officer
Peachtree Asset Management

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Manager
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PNC Bank, N.A.

Transfer Agent
Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of shareholders of Concert Peachtree Growth Fund. It is not for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Concert Peachtree
Growth Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds